Exhibit 10.17


                           ASSET PURCHASE AGREEMENT
                           ------------------------

     This Agreement ("Agreement") is made and entered into this 17th day of July, 1996, by and between Computer Integrated Building Corporation, a California corporation ("Seller") and Eagle Point Software Corporation, a Delaware corporation with principal place of business in Dubuque, Iowa ("Buyer").


                                  WITNESSETH:
                                  -----------

     WHEREAS, Seller is engaged in the business of developing and marketing computer software products and in pursuance thereof, has accumulated assets and inventory more particularly described herein; and

     WHEREAS, Buyer wishes to purchase the assets of Seller delineated in this Agreement upon all the terms and conditions stated herein.

     NOW, THEREFORE, for valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto AGREE as follows:


1.   SALE AND PURCHASE OF ASSETS
     ---------------------------

     For the purchase price hereinafter set forth, and on the terms and subject to the conditions set forth in this Agreement, Seller will, at the Closing (as hereinafter defined), sell, assign, convey, transfer and deliver to Buyer, free and clear of all liens and encumbrances of every kind and description, and Buyer will purchase from Seller, the following assets of Seller (hereinafter "Assets"):

          (a) All copyrights, trademarks, trade names, service marks, patents, or other intellectual property rights of any type or description (regardless of whether the same have been formally registered), in which and to the extent Seller has an ownership interest in the same, including, but not limited to, any interest of any type or description in any computer software products now on the market or under development and specifically including products known as "SolidBuilder." With respect to the foregoing product lines and without limiting the above-described assets, the parties agree that this sale includes a transfer from Seller to Buyer of all rights to the use of the above-described product names, as well as Seller's corporate name, fictitious or assumed names, abbreviations and derivative names and logos. As a consequence, and following Closing, Seller shall no longer do business under the name "Computer Integrated Building Corporation or SolidBuilder" or market any products which include the name "Computer Integrated Building Corporation or SolidBuilder" or any assumed or fictitious names, abbreviations or derivative names. If requested by Buyer, Seller shall also take steps to change its corporate name at Buyer's expense. Following Closing, therefore, Buyer shall have exclusive right to all information concerning the Seller's product line and client base including customer lists, addresses, phone numbers, and other identifying information or marketing documentation of whatever sort.

          (b) With regard to the above and foregoing Assets, there is attached hereto Exhibit "A-1."

               (1) Exhibit "A-1" contains a list and description (showing in each case any product, device, process, service, business, or publication covered thereby, the registered or other owner, expiration data and number, if any) of all copyrights, patents, and trademarks (including all assumed or fictitious names under which Seller is conducting the business or has within the previous five (5) years conducted the business) owned by, licensed to, or used by Seller in connection with the conduct of the business.

               (2) Exhibit "A-1" contains a list and description (showing in each case any owner, licensor, or licensee) of all software owned by, licensed to, or used by Seller in the conduct of the business.

               (3) Exhibit "A-1" contains a list and description (showing in each case the parties thereto and the material terms thereof) of all agreements, contracts, licenses, sublicenses, assignments, and indemnities which relate to (i) any copyrights, patent rights, or trademarks listed in Exhibit "A-1," (ii) any trade secrets owned by, licensed to, or used by Seller in connection with the conduct of the business, or (iii) any software listed in Exhibit "A-1."

               (4) Except as disclosed in Exhibit "A-1," Seller either: (i) owns the entire right, title, and interest in and to the intellectual property and software included in the purchased Assets, free and clear of any encumbrance; or (ii) has the perpetual, royalty-free right to use the same.

               (5) Except as disclosed in Exhibit "A-1": (i) all registrations for copyrights, patent rights, and trademarks identified in Exhibit " A-1" as being owned by Seller are valid and in force, and all applications to register any unregistered copyrights, patent rights, and trademarks so identified are pending and in good standing, all without challenge of any kind; (ii) Seller has the sole and exclusive right to bring actions for infringement or unauthorized use of the intellectual property and software owned by Seller and included in the purchased Assets, and to the best knowledge of Seller, there is no basis for any such action. Correct and complete copies of: (x) registrations for all registered copyrights, patent rights, and trademarks identified in Exhibit "A-1" as being owned by Seller; and
          (y) all pending applications to
          registered unregistered copyrights, patent rights, and trademarks identified in Exhibit "A-1" as being owned by Seller (together with any subsequent correspondence or filings relating to the foregoing) have heretofore been delivered by Seller to Buyer.

               (6) Except as set forth in Exhibit "A-1," no infringement of any intellectual property right of any other person has occurred or results in any way from the operations of Seller's business, no claim of any infringement of any intellectual property right of any other person has been made or asserted in respect of the operations of Seller's business and Seller has not had notice of, or knowledge of any reasonable basis for, a claim against Seller that the operations, activities, products, software, equipment, machinery, or processes of the business infringe any intellectual property right of any other person.

               (7) Except as disclosed in Exhibit "A-1": (i) the software included in the purchased Assets is not subject to any transfer, assignment, site, equipment, or other operational limitations; (ii) Seller has maintained and protected the software included in the purchased Assets that it owns ("owned software") (including, without limitation, all source code and system specifications) with appropriate proprietary notices (including, without limitation, the notice of copyright in accordance with the requirements of 17. U.S.C.,
          (S) 401), confidentiality and non-disclosure agreements and such other measures as are necessary to protect the proprietary, trade secret, or confidential information contained therein; (iii) the owned software has been registered or is eligible for protection and registration under applicable copyright law and has not been forfeited to the public domain; (iv) Seller has copies of all releases or separate versions of the owned software so that the same may be subject to registration in the United States Copyright Office; (v) Seller has complete and exclusive right, title, and interest in and to the owned software; (vi) Seller has developed the owned software through its own efforts and for its own account without the aid or use of any consultants, agents, independent contractors, or persons (other than persons that are employees of Seller); (vii) the owned software does not infringe any intellectual property right of any other person;
          (viii) any owned software includes the source code, system documentation, statements of principles of operation and schematics, as well as any pertinent commentary, explanation, program (including compilers), work benches, tools, and higher level (or "proprietary") language used for the development, maintenance, implementation, and use thereof, so that a trained computer programmer versed in the language in which source code was written could develop, maintain, support, compile, and use all releases or separate versions of the same that are currently subject to maintenance obligations by Seller; (ix) there are no agreements or arrangements in effect with respect to the marketing, distribution, licensing, or promotion of the owned software by any other person (x) the owned software complies with all applicable requirements of laws relating to the export or re-export of the same; and (xi) the owned software may be exported or re-exported to all countries without the necessity of any license, other than to those countries specified as prohibited destinations pursuant to applicable regulations of the U.S. Department of Commerce and/or the United States State Department.

               (8) Except as disclosed in Exhibit "A-1," all employees, agents, consultants, or contractors who have contributed to or participated in the creation or development of any copyrightable, patentable, or trade secret material on behalf of Seller or any predecessor in interest thereto either: (i) is a party to a "work-for-hire" agreement under which Seller is deemed to be the original owner/author of all property rights therein; or (ii) has executed an assignment or an agreement to assign in favor of Seller (or such predecessor in interest, as applicable) of all right, title, and interest in such material.

          (c) Those Assets set forth on Exhibit "A-2" attached hereto and incorporated herein by this reference.


2.   PURCHASE PRICE OF ASSETS
     ------------------------

     2.1 Cash Payment. In consideration of the sale by Seller of the Assets, and in full and complete payment therefor, Buyer agrees, subject to the terms and conditions contained herein, to pay Seller a Purchase Price (herein so called) equal to Five Hundred and Fifty Thousand Dollars ($550,000.00) payable in cash at time of Closing.


     2.2  Earn-Out Payment

          (a) Calculation. In addition to the foregoing cash payment, Seller may receive an additional "earn-out payment" conditioned upon the achievement of the revenue milestones set forth below generated from the sale of Seller's Product by Buyer during the 12 month period immediately following the Closing (as defined in Paragraph 9 below, i.e., 364 days following the date of closing), hereinafter referred to as the "Earn-Out Period." If, during the Earn-Out Period, revenues generated from Sellers' Product exceed $550,000, then the earn-out payment would be equal to 0.75 times the revenues over $550,000 up to a revenue of $743,400. Should revenues, during the Earn-Out Period, exceed $743,400, then the earn-out payment would be equal to 0.75 times the revenues over $550,000 and 0.50 times the revenues over $743,400.

For purposes of this Paragraph 2.2(a) "Seller's Product" shall mean all versions (including the Windows version under development) of the SolidBuilder software and the SolidBuilder Symbols library together with all upgrades and training associated therewith designed and sold for the home building market. For purposes of this Paragraph 2.2 (a), "revenues" shall mean and be equal to gross revenues recognized by Buyer on an accrual basis in accordance with GAAP and generated from the license or sale of Seller's Product less any applicable royalties paid or payable by Buyer, sales tax., and sales returns and allowances. Buyer agrees to make its commercial best efforts to market and sell Seller's Product so as to enhance revenues, to this end, Buyer agrees not to modify sales patterns so as to reduce revenues.

By way of example:

                                              Example One       Example Two
                                              -----------       -----------
Revenues (one year after Closing Date)         $700,000         $1,486,800
Purchase Price                                 $550,000         $  550,000
Earn-out                                       $112,500         $  145,050
Additional Earn-out                            $      0         $  371,700

TOTAL                                          $662,500         $1,066,750

          (b) Payment. At the Buyer's option the calculated Earn-out can be paid in lump sum or in installments. If the Earn-out is to be paid in a lump sum, then such payment must be made within 90 days from the end of the Earn-out period. If the Earn-out is to be paid in installments, then the payments will be in equal quarterly installments over a one year period. Such installment payments shall be evidenced by a promissory note (in the form attached hereto as Exhibit "E") from Buyer to Seller for the full amount of the Earn-out payment as calculated pursuant to Paragraph 2.2(a) above. Such note shall provide for payment to Seller in equal quarterly installments, amortized over one (1) year, and bearing interest at a rate of prime (the rate charged to preferred commercial lenders as reported in the Wall Street Journal) on June 30, 1997.

     2.3 Allocation of Purchase Price. Seller and Buyer further agree that the allocation of the Purchase Price of the Assets shall be as set forth in Exhibit "B" as is attached hereto, and no party will take any position, for whatever purposes, inconsistent with such allocation.

     2.4 Audit Rights. Buyer agrees to maintain, until the expiration of one year following the Earn-Out Period, complete books, records and accounts regarding (i) Seller's Product sold, licensed or distributed by Buyer during the Earn-Out Period, (ii) gross revenues, applicable royalties paid or payable by Buyer, sales tax., and sales returns and allowances attributable to Seller's Product during the Earn-Out Period, and (iii) the earn-out payment made by Buyer to Seller. Seller and its agents shall have the right to examine such books, records and accounts of Buyer during Buyer's normal business hours to verify Buyer's reports on the amount of earn-out due and payable to Seller under this Agreement. If any such examination discloses a shortfall in payment of earn-out to Seller of more than five percent (5%), Buyer agrees to pay or reimburse Seller or its agents for the reasonable expenses of such examination.

3.   PAYMENT OF LIABILITIES
     ----------------------

     Except for the those obligations set forth on Exhibit "F," which Buyer agrees to assume and pay, the parties stipulate and agree that Buyer shall not assume any liabilities or contractual obligations of Seller (including, but not limited, to any employment contracts, accrued or unpaid vacation of Seller's employees, or other obligations of Seller arising out of any relationship of employment). Seller shall indemnify, defend, and hold Buyer harmless from and against all debts, liabilities, obligations, or commitments attributable to or arising in connection with Seller's business prior to Closing, including, but not limited to, all debts, taxes (of any kind), liabilities, and obligations of Seller, absolute, contingent, known, or unknown, existing, or arising on or resulting from events which occurred or failed to occur on or before Closing and specifically including any claim, loss, damage, or deficiency resulting directly or indirectly from any misrepresentation, breach, non-fulfillment, or non-compliance with any of the terms of any agreement on the part of Seller, any product liability or any notes payable. Seller agrees to pay any sales, use, or excise taxes arising solely by reason of the transactions contemplated by this Agreement. In addition, Seller will pay for all client refunds of sales of products or services made by Seller prior to the date of this agreement, and will indemnify and hold Buyer harmless from any liability or expense associated with its failure to do so including reasonable attorney's fees.


4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER
     ---------------------------------------------------

     Seller hereby represents, warrants and covenants with Buyer that, except as set forth in the schedules to this Agreement delivered to Buyer concurrently herewith (the "Seller's Schedule of Exceptions"), all of the following statements are true, accurate and correct:

          (a) Organization and Good Standing of Corporation. Seller is now and at the Closing will be a corporation validly existing in good standing under the laws of the state of its incorporation, and will have full right, power and authority to (i) carry on the business presently conducted by it and to own, lease and operate its assets and properties, (ii) enter into this Agreement and (iii) consummate the transactions provided for herein.

          (b) Assets. Seller, at the Closing, shall have good and marketable title free and clear of any mortgage, lien, charge, security interest or other encumbrance to all of the Assets.

          (c) Contracts and Leases. Seller is not now and at the Closing will not be in default under any of the leases, contracts or agreements, whether oral or written, to which it is a party, nor will the execution of this Agreement and the consummation of the transactions contemplated hereby result in any default under any such leases, contracts or agreements. The transactions contemplated hereby do not require the consent of any lessor, third party or governmental agency except as shall have been obtained by Seller prior to the Closing.

          (d) Authority to do Business. Through date of Closing, Seller shall be authorized to do business as a corporation in all states in which such authorization is required, except where the failure to so qualify would not have a material adverse effect on the Seller.

          (e) Litigation and Proceedings. Except as outlined in Exhibit "A-1" there are no actions, suits or proceedings pending or to the knowledge of Seller, threatened against or affecting Seller which may result in any material adverse change in the business, operations, properties or assets of Seller. Seller shall indemnify and hold Buyer harmless from and against any and all costs (including reasonable attorney fees), judgments, fines, or other expenses associated with any such actions, suits, or proceedings and specifically including those costs associated with the potential and actual actions referred about and recited in Exhibit "A-1."

          (f) Taxes. Seller has filed, and between the date hereof and the Closing shall file, all federal and state income, general excise and other tax returns required to be filed by it and Seller has paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by Seller. Seller shall indemnify and hold Buyer harmless, from and against all tax-related penalties or additional taxes arising from Seller's ownership and/or operation of the business of Seller prior to Closing.

          (g) Conduct Prior to Closing. Prior to Closing, Seller warrants and represents that it will not:

               i. Increase in any manner the compensation of any employees of the Seller, pay or agree to pay a pension, retirement, allowance, or other employee benefit to any employees of the Seller not required by an existing plan, agreement, or arrangement with such person; or commit itself to pay any additional pension, profit-sharing, bonus, incentive, deferred compensation, stock purchase, stock option, group insurance, severance pay, retirement, or other employee benefit plan, agreement, or arrangement, or employee agreement with or for the benefit of any persons employed by Seller;

               ii. Permit any current insurance policies to be canceled or terminated or any of the coverages thereunder to lapse unless the Seller replaces such policy with comparable coverage;

               iii. Enter into any agreement or incur any obligation other than in the ordinary course of business which exceeds Three Thousand Five Hundred Dollars ($3,500.00) without the permission of Buyer. Nor enter into any agreement, the terms of which would be violated by the consummation of the transactions contemplated by this Agreement;

               iv. Become subject to any liability or obligation (absolute or contingent) except liabilities incurred or obligations under contracts entered into in the ordinary course of business;

               v. Enter into or terminate any lease of real or personal property;

               vi. Sell, abandon, or otherwise dispose or pledge, mortgage, or otherwise encumber any of its assets other than in the ordinary course of business, or make any commitment relating to any such assets, other than in the ordinary course of business, or make any commitment relating to any such assets, other than in the ordinary course of business, or cancel or waive any claim or right of substantial value;

               vii.   Enter into any collective bargaining agreement;

               viii. Incur, assume, guarantee, or otherwise become liable with respect to any indebtedness for money borrowed, or make any payment with respect to any obligation for money borrowed, except as required by the terms thereof or pursuant to existing loan agreements;

               ix. Operate other than in the ordinary course of business and will not, by way of example, and not by way of limitation, accelerate accounts receivable or delay accounts payable;

               x. Take any action which would disaffect customers or negatively impact customer loyalty and, to this end, shall keep available the services and present relationships with persons having business dealings with Seller.

          (h) Warranties to Survive Closing. Seller's warranties and representations shall survive the Closing.

          (i) Full Disclosure. No representation, warranty or covenant of Seller contained herein or in any exhibit attached hereto, nor any documents or other written information furnished to Buyer in connection herewith, contains or will contain any untrue statement of a material fact, or omits to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

          (j) No Undisclosed Liabilities. Seller is not subject, with respect to its business, to any liability (including, without limitation, unasserted claims, whether known or unknown) whether absolute, contingent, accrued or otherwise, which is not shown or which is in excess of amounts shown or reserved for in the balance sheet, other than liabilities of the same nature as those set forth in the balance sheet and the notes thereto and reasonably incurred in the ordinary course of business after the balance sheet date.

          (k) Covenants True on Closing. By execution hereof. Seller warrants that it has performed all covenants contained in this Agreement and required to be performed as of date of Closing. Seller further warrants by execution hereof that the warranties contained herein of Seller will be true at Closing just as they are at time of execution. Signature of the President hereon, shall constitute his certification to the truth of the foregoing on behalf on the Seller.

          (l) No Conflict With Other Instruments. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in the breach of any term or provisions of or constitute a default under an indenture, mortgage, deed of trust or other material agreement or instrument to which Seller is a party or by which the assets or properties of either of such entities are bound, will not conflict with any provisions of the Certificates of Incorporation or bylaws of Seller and will not constitute an event which with the lapse of time or action by a third party, or both, could result in any default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon any of the assets or properties of Seller or upon the capital stock of Seller.


5.   REPRESENTATIONS AND WARRANTIES OF BUYER
     ---------------------------------------

     Buyer hereby represents and warrants to Seller that, except as set forth in the schedules to this Agreement as may be delivered to the Seller herewith (the "Buyer's Schedule of Exceptions"), all of the following statements are true, correct and accurate:

          (a) Organization of Buyer. Buyer is now and at the Closing will be a corporation duly organized and is validly existing and in good standing under the laws of the State of Delaware and will have full right, power and authority to (i) carry on the business presently conducted by it and to own, lease and operate its assets and properties, (ii) enter into this Agreement and (iii) consummate the transactions provided for herein.

          (b) Authorization; Necessary Approvals. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been, or prior to the Closing will have been, duly and validly authorized by all necessary corporate action on the part of the Buyer. Buyer shall have obtained all director and shareholder approvals, if any, necessary for the consummation of the transactions contemplated hereby prior to the Closing.

          (c) No Conflict With Other Instruments. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in the breach of any term or provision of or constitute a default under an indenture, mortgage, deed of trust or other material agreement or instrument to which Buyer is a party or by which the assets or properties of Buyer are bound, will not conflict with any provisions of the Certificates of Incorporation or bylaws of Buyer and will not constitute an event which with the lapse of time or action by a third party, or both, could result in any default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon any of the assets or properties of Buyer or upon the capital stock of Buyer.

          (d) Approval of Agreements. Buyer has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby and this Agreement constitutes the legal, valid and binding obligation of Buyer enforceable in accordance with its terms.

          (e) Warranties to Survive Closing. Buyer's warranties and representations shall survive the Closing and any investigation made by or on behalf of Seller.

          (f) Third Party Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or other third party on the part of Buyer is required in connection with the consummation of the transactions contemplated by this Agreement.

          (g) Litigation and Proceedings. There are no actions, suits or proceedings pending or to the knowledge of Buyer, threatened against or affecting Buyer, which may result in any material adverse effect on Buyer's business. There is no action, suite, proceeding or investigation by Buyer currently pending or threatened or that buyer intends to initiate that could reasonably be expected to have a material adverse effect on Buyer's business.

          (h) Full Disclosure. No representation, warranty or covenant of Buyer contained herein or in any exhibit attached hereto, nor any document or other written information furnished to the Company or the Shareholders in connection herewith, contains or will contain any untrue statement of a material fact, or omits to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.


6.   CONDITIONS TO OBLIGATIONS OF BUYER AND SELLER
     ---------------------------------------------

     The obligations of Buyer and Seller to cause the transactions contemplated by this Agreement to be consummated shall be subject to the satisfaction at or prior to the Closing of all of the following conditions, except as such parties may waive such conditions in writing:

          (a) Approvals and Consents. All orders, consents and approvals, if any, in form and substance reasonably satisfactory to the parties hereto and their respective counsel, necessary for the lawful consummation of the transactions contemplated by this Agreement shall have been obtained.

          (b) Litigation. At the Closing, there shall not be pending or threatened litigation in any court or any proceeding by any governmental commission, board or agency, with a view to seeking or in which it is sought to restrain or prohibit consummation of the transactions contemplated by this Agreement, and, to the knowledge of any of the parties hereto, no investigations by any governmental agency shall be pending or threatened which might result in any such suit, action or other proceedings.

          (c) Non-Competition Agreement. The principal shareholder(s) of Seller, Eugene Murphy, Faith Morgan and Bruce Wicinas*, shall have executed and delivered a Covenant to Not Compete in form attached hereto as Exhibit "C." Notwithstanding anything herein to the contrary, such Noncompetition Agreement shall be executed contemporaneous with this Agreement. *The parties acknowledge that although certificates representing ownership of shares of Seller have not yet issued, Bruce Wicinas is presently entitled to the issuance of same pursuant to an understanding with Seller and he is therefore to be considered a shareholder of Seller for all purposes under this Agreement.

          (d) Employment of Seller's Key Employees. Prior to closing, Eugene Murphy, Faith Morgan and Bruce Wicinas, shall execute the Employment Agreement and the Eagle Point Confidentiality, Trade Secret, and Non-Competition Agreement in the form attached hereto as Exhibits "D" and "D-1." Notwithstanding anything herein to the contrary, said Employment Agreement shall be executed contemporaneous with this Agreement.


7.   CONDITIONS TO OBLIGATIONS OF SELLER
     -----------------------------------

     The obligation of Seller to cause the transactions contemplated by this Agreement to be consummated shall be subject to the satisfaction on or before the Closing of all of the following conditions, except as Seller may waive such conditions in writing:

          (a) Representations, Warranties and Covenants. All representations and warranties of Buyer contained in this Agreement shall be true in all material respects as of the Closing as if such representations and warranties were made as of the Closing.


8.   CONDITIONS TO OBLIGATIONS OF BUYER
     ----------------------------------

     The obligation of Buyer to cause the transactions contemplated by this Agreement to be consummated shall be subject to the satisfaction at or prior to the Closing of all of the following conditions, except as Buyer may waive such conditions in writing.

          (a) Representations, Warranties and Covenants. All representations and warranties of Seller contained in this Agreement shall be true in all material respects as of the Closing as if such representations and warranties were made as of the Closing.

          (b) Condition. The agreement among Seller, Roger Schroff and Stephen Schroff in the form of Exhibit "G" attached hereto shall have been executed and delivered by the parties thereto.

          (c) Additional Condition. Seller shall have entered into an agreement with Truswal Systems Corporation rescinding a certain "Software Agreement" dated October 21, 1994.


9.   CLOSING
     -------

     The Closing of the transactions contemplated by this Agreement shall take place at Buyer's corporate offices at Dubuque, Iowa, contemporaneous with removal of the contingencies set forth in Paragraphs 8(b) and 8(c) above but in no event later than July 31, 1996, or at such time as may be agreed upon by the parties hereto. In the event the contingency ies referred to in Paragraph s 8(b) and 8(c) are not removed by Seller on or before July 31, 1996, then this entire Agreement and all attending agreements shall be voidable at the option of Buyer by written notice to Seller. At the Closing, Seller will deliver to Buyer such Bills of Sale, Assignments, and such other documents as may be necessary to vest complete and indefeasible title to the Assets in Buyer. Buyer shall deliver to the Seller Five Hundred and Fifty Thousand Dollars ($550,000.00) as required hereunder. Buyer, Seller, and as appropriate, the identified shareholders of Seller shall further execute and deliver an Assumption Agreement in the form attached hereto as Exhibit "H", the Employment Agreements (collectively Exhibit "D"), and the Eagle Point Software Corporation Employee Confidentiality and Noncompetition Agreement (collectively Exhibit "D-1"), and such other documents and instruments and take such further action as may be necessary or appropriate to consummate the transactions contemplated by this Agreement.


10.  EXPENSES
     --------

     Each party shall bear its own costs and expenses, including fees and expenses of counsel, incurred in connection with the transactions contemplated by this Agreement.


11.  BULK SALES LAW
     --------------

     Seller has requested Buyer to waive compliance by Seller with the provisions of any "Bulk Sales Law" and Buyer agrees to do so upon the express agreement of Seller to save and hold

Buyer harmless of and from any and all claims or liabilities of which Seller is liable under Section 3 hereof except for those liabilities expressly assumed by Buyer. Upon first receiving actual knowledge of any fact or circumstance which would give rise to a claim for indemnification hereunder, Buyer shall give notice of such fact or circumstance to Seller; provided, that Seller shall not be released by any failure of Buyer to give such notice unless Seller is materially and adversely affected by such failure. Upon being advised by Buyer of the existence of a claim against Buyer for which Seller is liable pursuant to the terms of this Agreement, Seller may, at its option, pay, settle or defend such claim; provided, that Buyer may participate, at its expense, in the defense of any such claim. In the event Buyer is required to actually pay any claim for which Seller is liable under Section 3 hereof, Seller shall reimburse Buyer, as appropriate, within ten (10) days of receiving a request for such reimbursement. Buyer, however, shall not directly pay a claim unless judgment has been entered against Buyer and Seller has not timely taken steps to stay enforcement of the judgment. In the event Seller fails to make any such payment in the timely manner, Buyer shall have the right to set off any amount owed to them by Seller pursuant to the foregoing provisions, against any amounts owed by Buyer to Seller.

12.  INDEMNIFICATION
     ---------------

          (a) Seller agrees to and does hereby indemnify and hold harmless Buyer against any claims, losses, expenses (including reasonable attorney's fees), obligations, deficiencies and liabilities which arise or result from or are related to (i) any breach or failure of Seller to perform any of its covenants or agreements set forth herein or (ii) the inaccuracy of any representation or warranty made by Seller herein.

          (b) Buyer agrees to and does hereby indemnify and hold harmless Seller against any claims, losses, expenses (including reasonable attorney's fees), obligations, deficiencies and liabilities which arise or result from or are related to (i) any breach or failure of Buyer to perform any of its covenants or agreements set forth herein or (ii) the inaccuracy of any representation or warranty made by Buyer herein.

13.  POST CLOSING REVIEW BY BUYER
     ----------------------------

     From and after the date of this Agreement and continuing beyond the Closing, Seller shall cooperate with Buyer and provide to Buyer all financial information within Seller's possession or control that may be required to enable Buyer to comply with the requirements imposed by Buyer's auditors or state or federal regulators.

14.  CONFIDENTIALITY/PUBLIC ANNOUNCEMENT
     -----------------------------------

     Except as permitted or except as otherwise required by law or the rules of any applicable national securities exchange, Seller, Eugene R. Murphy, Faith Morgan, and Bruce Wicinas shall not make or cause to be made, any public or other announcement with respect to the transactions contemplated hereby without prior written consent from Buyer. Seller further agrees that it shall make its best efforts to ensure that none of Seller's agents or employees make or cause to be made any announcement prohibited hereunder.

15.  MISCELLANEOUS
     -------------

          (a) This Agreement contains the entire agreement between the parties hereto with respect to the transaction contemplated herein, and supersedes all prior agreement, arrangements, or understandings relating to the subject matter hereof. No change, addition, or amendment shall be made except by a written agreement signed by the parties hereon.

          (b) If any provisions of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect and the offending provision shall, to the extent possible, be so construed and reformed as to render the same enforceable. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

          (c) The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

          (d) Any and all notices required or permitted to be given under this Agreement will be sufficient if furnished in writing, sent by registered or certified mail to the principal business address of each party, addressed to its President.

          (e) This Agreement shall be interpreted, construed, and governed according to the laws of the State of Iowa.

          (f) The captions herein contained are for convenience only and shall in no manner be construed as a part of this Agreement.

          (g) Any dispute or claim arising out of or in connection with this Agreement will be finally settled by binding arbitration in Iowa under the Rules of Arbitration of the International Chamber of Commerce by one arbitrator appointed in accordance with said rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for injunctive relief without breach of this arbitration provision.

          (h) All rights, remedies, duties, or obligations created or established by this Agreement which, by their nature or context, are intended to extend beyond execution hereof, shall survive closing.

          (i) This Agreement will be binding upon, inure the benefit of, and be enforceable by the parties hereon and their respective heirs, personal representatives, successors, and assigns, NOTWITHSTANDING THE FOREGOING, NEITHER PARTY MAY ASSIGN ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER.

          (j) This Agreement is executed in multiple originals, either or both of which shall be regarded as the original Agreement. Prior to execution of the signature originals, the parties shall execute signature pages of this Agreement, and the agreements set out in Exhibits "C" hereof and shall exchange facsimiles of their signatures by electronic transmission. All such agreements shall be effective upon receipt by each party of such facsimile transmissions. Thereafter, originals shall be executed first by Buyer and then by Seller. Buyer's draft original shall then be returned to Buyer by express mail.

          (k) In the event of a suit to construe or interpret the terms of this agreement, the general rule of laws that ambiguities shall be applies against the drafter hereof shall not apply.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives, effective the day and year first above written.

BUYER                                 SELLER
- -----                                 ------

EAGLE POINT SOFTWARE CORPORATION      COMPUTER INTEGRATED BUILDING CORPORATION


By:          Rod Blum                 By:         Eugene R. Murphy
   _____________________________         _________________________________
   Rod Blum, Its President               Eugene R. Murphy, Its President


By:      Dennis J. George             By:          Faith Morgan
   _____________________________         _________________________________
   Dennis J. George, Its Secretary       Faith Morgan, Its Secretary

                                 EXHIBIT "A-1"

This exhibit refers to the Sale and Purchase of Assets of the agreement between Eagle Point Software Corporation (the Buyer) and Computer Integrated Building Corporation (the Seller).

List and Description of copyrights, patents and trademarks (Section 1.b.1)
- --------------------------------------------------------------------------

There are no copyrights, patents, or trademarks owned by, licensed to, or used by Seller except for copyright notices as displayed on documentation, diskettes and opening screens of the software, including an opening screen for SolidBuilder and for SilverScreen and any common law copyrights that arise as a consequence.

Company and product names used are CIB, SolidBuilder, Computer Integrated Building.

Software Licenses (Section 1.b.2)
- ---------------------------------

The product SilverScreen, licensed from SDC, and PKZIP are licensed to the Seller for use in Seller's product SolidBuilder. Symbols libraries used in SolidBuilder (licensed from New Dimensions) are licensed to the Seller on a royalty free basis.

Miscellaneous commercial software programs used in Seller's business includes Word 6, Word 5, Excel, Lotus, ACT, Brief and other programs.

Seller has placed copyright notices on discs, manuals and initial pop-up screen for its software products.

Agreements, Contracts, Licenses, etc. (Section 1.b.3)
- -----------------------------------------------------

SDC - Seller has 4 agreements with Schroff Development Corporation:
      a. Development Contract
      b. Non-disclosure Agreement
      c. Licensing Agreement
      d. Extension of license agreement to Truswal.

There are no copyrights, patent rights or trademarks other than those noted above.

Agreements are provided only for SDC software. All other software products used are commercially available products.

Seller has an agreement with Shelly Simpson of New Dimensions for royalty free use of SolidBuilder Symbols and Enhanced Symbols.

Title (Section 1.b.4)
- ---------------------

Seller owns rights to SolidBuilder.

Seller has royalty free rights for symbols but does not own symbols. Buyer accepts that symbols can be transferred.

Seller has an agreement with SDC for use of its SilverScreen software for use with Seller's SolidBuilder product. Seller is not assigning this right to Buyer. Buyer will be responsible for future SilverScreen contracts.

Registrations (Section 1.b.5)
- -----------------------------

There are no registrations for copyrights, patent rights and trademarks.

There are no applications for copyrights, patent rights and trademarks.

There is no known basis for infringement or unauthorized use of Seller's software.

Known infringements (Section 1.b.6)
- -----------------------------------

There are no known claims against Seller except for a lawsuit filed by Tricom pictures, which Seller is defending. The suit has not been reduced to judgment and there are no liens imposed on the Assets.

Proprietary and other notices (Section 1.b.7)
- ---------------------------------------------

Software product is limited to particular PC hardware and software configurations as described in its literature.

Seller has not filed proprietary notices or included notices in accordance with requirements of 17.U.S.C. 401.

Seller has placed copyright notices on all discs, manual and initial pop-up screen for software. Seller has taken no action to forfeit the software to the public domain to the best of Seller's knowledge.

Seller has copies of the current software released (Version 4.0).

Seller has not developed the owned software through its own efforts. Seller has used consultants, agents, independent contractors and persons that are not employees of seller. Except as described below, Seller has paid such employees, consultants, agents, independent contractors and persons that are not employees of Seller for the services they provided to Seller and accordingly has transferred to Seller the contributions such persons made to the Assets.

SDC (Schroff Development Corporation) contributed to the Asset pursuant to a development agreement with Seller which was executed in 1989. Seller has not fulfilled all its payment obligations under this contract but will do so and will obtain a release from SDC contemporaneous with Closing.

Seller's standard non-disclosure agreements which have a term of 5 years have been signed with the following people:

     Charles Collum  3/3/94
     Steve Perez  3/9/94
     Jason Star 3/1/93
     Bruce Wicinas  5/13/89
     Leslie Ann Gorman  9/5/90
     Gary Criss  10/23/90
     Ron Rogers  12/10/91
     Dave Weadock  12/14/90
     John Brown  4/28/89
     John Patton  3/9/90
     Larry Shephard  2/5/90
     Express Designs  5/5/90
     Shelly Simpson  4/23/95
     Howard Bromberg  8/31/92
     Matt Thompson  7/5/96

The owned software does not infringe on any intellectual property rights to the best knowledge of the Seller.

A programmer trained in Solid Modelling, Silver C, SilverScreen and CAD application development can maintain, develop, support, and compile and use all releases of the program.

There are marketing and distribution agreements with the SolidBuilder Marketing Group and Lindstrom Builders for SolidBuilder and an OEM agreement with Truswal.

The software may or may not comply with legal requirements relating to the export or re-export of the software. Seller has made no effort to export software.

Seller does not know if the owned software may be exported or re-exported to all countries without the necessity of any license.

Agreements (Section 1.b.8)
- --------------------------

Although Seller has paid all of the following CIB employees, agents and consultants for the contributions they may have made to the Assets, none has signed a work-for-hire agreement or executed a written agreement to assign anything in favor of Seller with the exception of Gary Criss and Dave Weadock. Some of them have signed non-disclosure agreements.

Notwithstanding the foregoing, all contributions made by the persons below have been transferred to Seller.


     Pat Murphy                Faith Morgan            Roger House
     Bruce Wicinas             Dave Weadock            Steve Perez
     Shelly Simpson            Serge Clement           Gary Criss
     Ron Rogers                Michael Dooley          Larry Shepard
     Harry Hitchcock           Bob Portnoy             Jim Gleaves
     Jerry Lindsey             Charles Roig            Miriah Hall
     Morris Carey              Jerry Bragstad          Jason Star
     Mile Pecerraro            Steve Lightman          Brendon Coe
     Allen Haney               Matt Thompson           Charles Collum
     John Robinson             Paul Sannamen           Dick Coe
     Patrick Stohl             Ty Forsick              Bob Bingenhiemer
     Yvonne Gahagan            David Murphy            Carlos Acura
     Susan Murphy              Juliette Marin          Wendy Marget
     Seena Garoway

The following individuals were employed by SDC in connection with the development work done on SolidBuilder by SDC and Seller has not fulfilled all its payment obligations under the SDC development contract.

     Roger Schroff             Jeff Howe
     Moe Dubriel               Don Elliot

Seller will fulfill such obligations or obtain a release contemporaneous with Closing.

No present or past CIB sales personnel or sales support personnel have ever signed a work-for-hire agreement or assignment.

                                 EXHIBIT "A-2"

Software Asset
- --------------
       SolidBuilder source code for current version.
       SolidBuilder source code for next version. (DOS and Windows) Symbols source models.
       SolidBuilder and Symbols object code. (product being shipped) Enhanced Symbols source models.
       Estimating Data base.
       User Manuals and Tutorials. (hardcopy and electronic)
       Support logs.


Marketing and Sales
- -------------------
       Customer and lead databases
       Customer files
       Trade Show Booth and signs
       Collateral Art Work
       Collateral Material

Other Assets - Equipment and Furniture:
- ---------------------------------------

Computers:
486DX33, 8 RAM, 250 HD, Gateway 14" SVGA Monitor
486DX50, 16 RAM, Ambra 14" SVGA
486DX25, 340 HD, 14" Qume SVGA

486SX33, 8 RAM, 250 HD, 15" Microscan, SVGA
486DX33, 16 RAM, 250 HD, Dell SVGA 14"
486DX-2 80, 8 RAM, Proton A Monitor
486DX-2 66, 14" Mitsubishi SVGA
486DX 100, 15" Microscan, SVGA

PS/2 model 70, 386-16, Mag InnDivision 14" SVGA
Pentium 100, SVGA Monitor

HP LaserJet III
HP LaserJet IV Plus

Other Equipment and furnishings
Pitney Bowes postage scale
Smith Corona Typewriter XL 1900
Macro Tel Phone System with phones
1 HP FAX 900
2 - 1 tan, 1 gray 4 drawer file cabinets

1 - tan 5 drawer file cabinet
2 - 2 drawer file cabinets
6 fold up 5' office tables
3 - 5' desks
4 - 5' desks with returns
3 Computer keyboard supports
Typing table
3 wood bookcases (1 plain, 1 gray, 1 large white press board)
2 - tan metal book shelves in shipping
2 - 7' x 6' metal shelves in shipping
6 cubicle dividers
8 stacking chairs
9 office chairs

10' tower for show booth and 4 signs for it
5 - 8' panels for show display
3 - 3' panels for show display

16 bit Ether net NIC's w/BNC connectors
Network cable - 250' RG 58 A/U

All commercial software (editors, spreadsheets, etc.) used in company.

                                  EXHIBIT "B"

The parties agree that the Purchase Price shall be allocated among the Assets as follows:

                                   ALLOCATION

Tangible Personal Property                                 $ 20,000
Capitalized Proprietary Software                           $ 32,221
Purchased Software Research & Development To Be
      Further Developed For Sales To Customers             $473,717
Goodwill                                                   $ 24,062
                                                           --------
                                                           $550,000

Each party agrees that it will not take any position for tax reporting purposes that is inconsistent with the allocation set forth above.

                                 EXHIBIT "C"


                            COVENANT NOT TO COMPETE

     This Agreement ("Agreement") is made and entered into this 17th day of July, 1996, by and between Eugene R. Murphy, Faith Morgan, Bruce Wicinas, all residents of California, (hereinafter sometimes, collectively "Covenantors") and Eagle Point Software Corporation, a Delaware corporation with principal place of business in Dubuque, Iowa ("EPSC").


                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, Covenantors are shareholders of Computer Integrated Building, Inc. ("CIB"), which have entered into an agreement with EPSC for the sale of its assets (hereinafter "Asset Purchase Agreement"); and

     WHEREAS, the Asset Purchase Agreement between CIB and EPSC is conditioned upon and contemplates the execution of the instant Agreement by certain of its principal shareholders for the consideration recited in the Asset Purchase Agreement.

     NOW, THEREFORE, in consideration of the Asset Purchase Agreement, the parties hereto AGREE as follows:

     1. Covenant Not to Compete: The Covenantors hereby acknowledge and agree that they possess trade secrets and personal influence with customers gained during their employment with CIB which could be deeply and permanently injurious to EPSC were such information to be put to use by them or a competitive business enterprise. As a consequence, Covenantors agree that they will not, for a period of three (3) years immediately following execution of the Asset Purchase Agreement, for any reasons, voluntarily or involuntarily, whether or not for compensation, be affiliated or associated with a company, or division of a company or business entity which is engaged in a business competitive with EPSC, and does business anywhere in the United States, either as an owner, partner, joint venture, shareholder (other than ownership of less than one percent of the securities of a publicly held corporation) employee, agent, officer, director, consultant, or otherwise; provided, however, that Covenantors may be affiliated or associated with a division of a company that is not engaged in a business competitive with Buyer notwithstanding that any entity with which such division is affiliated or associated, or any entity controlling or under common control with such division (including, without limitation, the company of which such division is a part), is engaged in a business competitive with Buyer. Moreover, Covenantors shall not solicit or do business with current customers of CIB or future customers of EPSC for a period of three years immediately following execution hereof, for any reason, voluntarily or involuntarily, except as permitted below. Covenantors further hereby acknowledge and agree that for purposes of this Agreement, that a business enterprise shall be considered competitive if it is engaged in the business of developing or distributing home building design/construction software, whether such competition occurs at time of execution hereof or at any time this covenant is invoked by EPSC. Covenantors shall be allowed to sell, create, market or perform modeling services to businesses whose address is within a 250 mile radius of Occidental, California or Yellow Springs, Ohio. Covenantors shall be allowed to be affiliated with a divison of a company or entity as long as that division does not engage in business that is competitive with Buyer as set forth in this document.

     2. Reformation: If any provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect and the offending provision or provisions shall, to the extent possible, be so modified and reformed as to render the same enforceable. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

     3. Assignment: This Agreement shall not be assignable by Covenantors and any purported assignment hereof shall not be valid and binding.

     4. Governing Law: This Agreement shall be construed and interpreted according to the laws of the State of Iowa.

     5. Enforcement: In the event of a suit to enforce the provisions of this Agreement, EPSC shall be entitled, in addition to any other remedies available at law or in equity, to recover from Covenantor(s) all costs and expenses associated with enforcing its rights hereunder including reasonable attorney's fees.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective the day and year first above written.

EAGLE POINT SOFTWARE CORPORATION         COVENANTORS


By:
    -------------------------------      -------------------------------
    Rod Blum, Its President              Eugene R. Murphy



By:
    -------------------------------      -------------------------------
    Dennis J. George, Its Secretary      Faith Morgan




                                         -------------------------------
                                         Bruce Wicinas

                                  EXHIBIT "D"


                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made and entered into this 29th day of July, 1996, by and between Eagle Point Software Corporation, a Delaware corporation (hereinafter "Corporation") and Eugene R. Murphy, a resident of the state of California (hereinafter "Employee").

                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, Corporation and Computer Integrated Building Corporation, a California corporation, have entered into a certain Asset Purchase Agreement (hereinafter the "Purchase Agreement"); and

     WHEREAS, said Purchase Agreement contemplates and is conditioned upon execution of the instant Agreement.

     NOW, THEREFORE, for valuable consideration and receipt and sufficiency of which is hereby acknowledged, the parties hereto AGREE as follows:

     1. Parties and Purpose. The Parties to this Agreement are Corporation and Employee who intend no third party beneficiaries hereto. The purpose of this Agreement is to define the relationship between Corporation as employer and Employee an employee of Corporation.

     2. Duties and Performance. Corporation hereby employs Employee as its Product Manager of the Home Building Market and Employee accepts employment by Corporation as upon all the terms and conditions hereinafter set forth. In discharge of his responsibilities, Employee shall operate at the direction and be subject to the control of Corporation's Board of Directors, President, Chief Financial Officer, and such other officers or employees as may be identified, from time to time, by the Board or President as having authority over him, and shall perform such services and tasks as may be assigned to him from time to time by the Board, the President, or such other officers or employees as may be designated.

     In addition, and not in limitation of Employee's responsibilities as identified herein, Employee shall devote his full-time professional efforts to Corporation. To this end, Employee shall devote a minimum of forty (40) hours per week between the hours of 8:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday, in fulfillment of his obligations hereunder. A more specific recitation of Employee's duties and responsibilities may be provided, at the option of Corporation, in a separate writing or writings. Any such writing(s) shall be subject to change, from time to time, and without notice by Corporation. In no event, however, shall such writing(s) change the general nature of Employee's duties beyond those duties normally associated with a similar position to that accepted by Employee at Corporation. By way of example, and not by way of limitation, Employee's duties shall include responsibility for creation and review of documentation/tutorials, assist and aid in technical assistance/support, assist in the creation of marketing materials, completion of monthly status reports, creation of Phase 1/Phase 2 design documents, strategic account sales, product development and market research, and travel as necessary or convenient to accomplish the foregoing.

     3. Term and Termination. Employee is engaged by Corporation for a term commencing July 29, 1996, and terminating July 28, 1997, unless sooner terminated as provided herein.

     3.1 Employee may terminate this Agreement at any time and for any reason upon fifteen (15) days' written notice to Corporation.

     3.2 Corporation may terminate this Agreement prior to July 28, 1997, upon the occurrence of any one of the following:

          a. Any act of theft (as that term is defined in Chapter 714, Code of Iowa 1993, as amended), embezzlement, or other documented proof of material dishonesty;

          b. Any documented proof of willful disloyalty to Corporation, including, but not limited to, the willful usurpation of business opportunities, divulging of confidential information, and/or trade secrets (as defined in Exhibit "D-1" attached hereto), or the acquisition of an equity interest in any directly competitive business enterprise;

          c. Material inattention to or neglect of duties as set forth in Paragraph 2 above, provided that such material inattention or neglect is not isolated to a single incident and is not corrected by Employee following at least one written warning from Corporation;

          d. A documented pattern of insubordinate conduct or any single act of material insubordination;

          e. A violation of any material provision of this Agreement including, but not limited to, any provision of the Eagle Point Software Corporation Employee Confidentiality and Noncompetition Agreement attached hereto as Exhibit "D-1";

          f. The disability of Employee. As used herein, "disability" shall mean any injury or illness which prevents Employee from performing each of the material duties of his position for a period of ninety (90) days or longer.

          g.  Death of Employee

     3.3  Corporation may immediately terminate this Agreement pursuant to
Section 3.2(a) and Section 3.2(b) upon written or oral notice to Employee. This Agreement shall terminate automatically in the event of the death of Employee. In the event of a termination of this Agreement by Corporation pursuant to
Section 3.2(a), Section3.2(b) or Section 3.2(g), Corporation shall not be obligated to pay Employee any salary hereunder, other than as may be owed to Employee for prior periods, and shall not be required to continue any benefits of Employee hereunder.

     3.4  Corporation may terminate this Agreement pursuant to Section 3.2(c),
Section 3.2(d), Section 3.2(e), Section 3.2(f) by giving Employee two (2) weeks written notice of such termination. Corporation shall not be obligated to pay Employee any salary hereunder, other than as may be owed to Employee for prior periods, and shall not be required to continue any benefits of Employee hereunder.

     3.5 If Corporation terminates this Agreement for any reason other than as listed in Section 3.2, Corporation shall be obligated to continue to pay Employee his then current annual base salary, payable in accordance with Corporation's normal payroll practices, and Corporation shall be required to continue to provide Employee with his then current benefits (as defined in Paragraph 5 below), both until July 28, 1997.

     4.  Compensation.    In consideration of the services of Employee
hereunder, Employee shall receive the following:

          (a) Salary and Bonus. For the term hereof, Employee shall receive a base salary of Sixty Thousand ($60,000) Dollars payable in equal bi-weekly installments of Two Thousand Three Hundred Seven Dollars and Sixty Nine Cents ($2,307.69). In addition, Employee shall be extended the opportunity to earn a bonus not to exceed Twelve Thousand ($12,000) Dollars during the term hereof. One-half of bonus earned, if any, shall be based upon meeting or exceeding personal quarterly sales quotas to be established by Corporation; and one-half of bonus earned, if any, shall be based upon achieving, to Corporation's satisfaction, quarterly goals to be established by Corporation. Bonus(es) shall be paid on a quarterly basis; and

          (b) Stock Options. At the first meeting of the Board of Director's of Buyer following closing, Employee shall be granted options to purchase Six Thousand Seven Hundred and Fifty (6,750) shares of Corporation's common stock in accordance with the Eagle Point Software Corporation Stock Option Plan. Such options shall be exercisable three years after the date of grant. The date of exercise for a portion of the shares or all of the shares may be accelerated based on accomplishment of certain milestones as identified below:

               (i) The exercise date with respect to Two Thousand Two Hundred and Fifty (2,250) shares of the granted stock options shall accelerate to the first business day of the month following completion of the month when Corporation has realized revenues upon the sale of "Seller's Product" (as defined in Paragraph 2.2 of the Asset Purchase Agreement of even date herewith) equal to Seven Hundred Forty Three Thousand Four Hundred ($743,400) Dollars; and

               (ii) The exercise date with respect to an additional Two Thousand Two Hundred and Fifty (2,250) shares of the granted stock options shall accelerate to the first business day of the month following completion of the month when Corporation has realized revenues upon the sale of "Seller's Product" (as defined in Paragraph 2.2 of the Asset Purchase Agreement of even date herewith) equal to Nine Hundred Twenty Nine Thousand Two Hundred Fifty ($929,250) Dollars; and

               (iii) The exercise date with respect to the final Two Thousand Two Hundred and Fifty (2,250) shares of the granted stock options shall accelerate to the first business day of the month following completion of the month when Corporation has realized revenues upon the sale of "Seller's Product" (as defined in Paragraph 2.2 of the Asset Purchase Agreement of even date herewith) equal to One Million One Hundred Fifteen Thousand One Hundred ($1,115,100) Dollars.

Exercise date(s) for the granted stock options shall not accelerate unless the realized revenues described in sub paragraphs (i), (ii), and (iii) are achieved during the term of this Agreement.

     5.   Vacation and Benefits.    Employee shall be entitled to paid
vacation according to Corporation's existing policy for other similarly situated salaried employees, as may be amended, at Corporation's discretion, from time to time. In determining the amount of paid vacation available to Employee, Employee's years of service on behalf of Computer Integrated Building Corporation, (referred to in the recitals hereto) shall be counted as years of service on behalf of Corporation.

     In addition to the compensation provided for in Paragraph 4 above, Employee shall be entitled to participate in Corporation's standard benefit package available to other similarly situated salaried employees subject, of course, to Employee's eligibility as determined by any insurance company or plan administrator. Nothing herein, however, shall prevent Corporation from eliminating benefits presently provided or altering plan designs as the Board of Directors may determine in their sole and absolute discretion.

     6.   Working Facilities and Support Staff.    Corporation shall
furnish Employee with such facilities, clerical and technical support, office equipment, and /or supplies necessary to Employee to discharge his duties and responsibilities hereunder, as the Board of Directors or the President, in their sole and absolute discretion, shall deem appropriate. The Parties acknowledge and agree, however, that Employee shall not be required to relocate from Sonoma, County, California, during the term of this Agreement.

     7.   Reformation.    If, for reasons beyond the parties' control, and
in spite of the provisions of Paragraph 10(e) below, this Agreement should be subject to the laws of the State of California, then, to the extent necessary, this Agreement shall be reformed and modified so as to bring the same into compliance with the laws of the State of California and shall not be deemed null and void for failure to comply with the same.

     8.   Master Employee Confidentiality and Noncompetition Agreement.
As a condition of employment, Employee shall execute the Eagle Point Software Corporation Employee Confidentiality and Noncompetition Agreement which is attached hereto and incorporated herein by this reference as Exhibit "D-1."

     9. Ownership of Inventions. All ideas, inventions, and other developments or improvements conceived or reduced to practice by Employee, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of Corporation's business operation or that relate to any of Corporation's work or projects, shall be owned by Corporation.

     10.  Miscellaneous.
          -------------

          (a) This Agreement contains the entire agreement between the parities hereto with respect to the transaction contemplated herein, and supersedes all prior agreement, arrangements, or understandings relating to the subject matter hereof. No change, addition, or amendment shall be made except by a written agreement signed by the parties hereto.

          (b) If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect and the offending provision shall, to the extent possible, be so construed and reformed as to render the same enforceable. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

          (c) The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

          (d) Any and all notices required or permitted to be given under this Agreement will be sufficient if furnished in writing, sent by registered or certified mail to the principal business address in the case of Corporation, or his last known residence address in the case of Employee.

          (e) This Agreement shall be interpreted, construed, and governed according to the laws of the State of Iowa.

          (f) The captions herein contained are for convenience only and shall in no manner be construed as a part of this Agreement.

          (g) All rights, remedies, duties, or obligations created or established by this Agreement which, by their nature or context, are intended to extend beyond execution hereof, shall survive closing.

          (h) This Agreement will be binding upon, inure the benefit of, and be enforceable by the parties hereto and their respective heirs, personal representative successors, and assigns.

     IN WITNESS WHEREOF, Corporation has caused its corporate name to be signed by its duly authorized officer and Employee has set his hand, all being done on the date here first above written.

EAGLE POINT SOFTWARE CORPORATION         EMPLOYEE


By:  _________________________           _________________________
     Rod Blum, Its President             Eugene R. Murphy


By:  __________________________
     Dennis J. George, Its Secretary

                                 EXHIBIT "D"

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made and entered into this 29th day of July, 1996, by and between Eagle Point Software Corporation, a Delaware corporation (hereinafter "Corporation") and Faith Morgan, a resident of the state of California (hereinafter "Employee").

                             W I T N E S S E T H :
                             ---------------------


     WHEREAS, Corporation and Computer Integrated Building Corporation, a California corporation, have entered into a certain Asset Purchase Agreement (hereinafter the "Purchase Agreement"); and

     WHEREAS, said Purchase Agreement contemplates and is conditioned upon execution of the instant Agreement.

     NOW, THEREFORE, for valuable consideration and receipt and sufficiency of which is hereby acknowledge, the parties hereto AGREE as follows:

     1. Parties and Purpose. The Parties to this Agreement are Corporation and Employee who intend no third party beneficiaries hereto. The purpose of this Agreement is to define the relationship between Corporation as employer and Employee an employee of Corporation.

     2. Duties and Performance. Corporation hereby employs Employee as a Senior Account Executive in the Building Design and Construction Division and Employee accepts employment by Corporation as upon all the terms and conditions hereinafter set forth. In discharge of her responsibilities, Employee shall operate at the direction and be subject to the control of Corporation's Board of Directors, President, Chief Financial Officer, and such other officers or employees as may be identified, from time to time, by the Board or President as having authority over her, and shall perform such services and tasks as may be assigned to her from time to time by the Board, the President, or such other officers or employees as may be designated.

     In addition, and not in limitation of Employee's responsibilities as identified herein, Employee shall devote her full-time professional efforts to Corporation. To this end, Employee shall devote a minimum of forty (40) hours per week between the hours of 8:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday, in fulfillment of her obligations hereunder. A more specific recitation of Employee's duties and responsibilities may be provided, at the option of Corporation, in a separate writing or writings. Any such writing(s) shall be subject to change, from time to time, and without notice by Corporation. In no event, however, shall such writing(s) change the general nature of Employee's duties beyond those duties normally associated with a similar position to that accepted by Employee at Corporation. By way of example, and not by way of limitation, Employee's duties shall include responsibility for the attainment of personal quarterly sales quotas and to a lessor extent, aid and assist in the transfer of CIB marketing and product knowledge and tactics to Eagle Point.

     3. Term and Termination. Employee is engaged by Corporation for a term commencing July 29, 1996, and terminating January 28, 1997, unless sooner terminated as provided herein.

     3.1 Employee may terminate this Agreement at any time and for any reason upon fifteen (15) days' written notice to Corporation.

     3.2 Corporation may terminate this Agreement prior to January 28, 1997, upon the occurrence of any one of the following:

          a. Any act of theft (as that term is defined in Chapter 714, Code of Iowa 1993, as amended), embezzlement, or other documented proof of material dishonesty;

          b. Any documented proof of willful disloyalty to Corporation, including, but not limited to, the willful usurpation of business opportunities, divulging of confidential information, and/or trade secrets (as defined in Exhibit "D-1" attached hereto), or the acquisition of an equity interest in any directly competitive business enterprise;

          c. Material inattention to or neglect of duties as set forth in Paragraph 2 above, provided that such material inattention or neglect is not isolated to a single incident and is not corrected by Employee following at least one written warning from Corporation;

          d. A documented pattern of insubordinate conduct or any single act of material insubordination;

          e. A violation of any material provision of this Agreement including, but not limited to, any provision of the Eagle Point Software Corporation Employee Confidentiality and Noncompetition Agreement attached hereto as Exhibit "D-1";

          f. The disability of Employee. As used herein, "disability" shall mean any injury or illness which prevents Employee from performing each of the material duties of her position for a period of ninety (90) days or longer.

          g.  Death of Employee

     3.3  Corporation may immediately terminate this Agreement pursuant to
Section 3.2(a) and Section 3.2(b) upon oral or written notice to Employee. This Agreement shall terminate automatically in the event of the death of Employee. In the event of a termination of this Agreement by Corporation pursuant to
Section 3.2(a), Section 3.2(b) or Section 3.2(g), Corporation shall not be obligated to pay Employee any salary hereunder, other than as may be owed to Employee for prior periods, and shall not be required to continue any benefits of Employee hereunder.

     3.4  Corporation may terminate this Agreement pursuant to Section 3.2(c),
Section 3.2(d), Section 3.2(e), Section 3.2(f) by giving Employee two (2) weeks written notice of such termination. Corporation shall not be obligated to pay Employee any salary hereunder, other than as may be owed to Employee for prior periods, and shall not be required to continue any benefits of Employee hereunder.

     3.5 If Corporation terminates this Agreement for any reason other than as listed in Section 3.2, Corporation shall be obligated to continue to pay Employee her then current annual base salary, payable in accordance with Corporation's normal payroll practices, and Corporation shall be required to continue to provide Employee with her then current benefits (as defined in Paragraph 5 below), both until January 28, 1997.

     4. Compensation. In consideration of the services of Employee hereunder, Employee shall receive the following:

          (a) Salary and Bonus. For the term hereof, Employee shall receive a base salary of Fifteen Thousand ($15,000) Dollars payable in equal bi-weekly installments of One Thousand One Hundred Fifty Three Dollars and Eighty Five Cents ($1,153.85). In addition, Employee shall be extended the opportunity to earn a bonus not to exceed Six Thousand ($6,000) Dollars during the term hereof. The bonus earned, if any, shall be based upon meeting or exceeding personal quarterly sales quotas to be established by Corporation. Bonus(es) shall be paid on a quarterly basis.

     5. Vacation and Benefits. Employee shall be entitled to paid vacation according to Corporation's existing policy for other similarly situated salaried employees, as may be amended, at Corporation's discretion, from time to time. In determining the amount of paid vacation available to Employee, Employee's years of service on behalf of Computer Integrated Building Corporation, (referred to in the recitals hereto) shall be counted as years of service on behalf of Corporation.

     In addition to the compensation provided for in Paragraph 4 above, Employee shall be entitled to participate in Corporation's standard benefit package available to other similarly situated salaried employees subject, of course, to Employee's eligibility as determined by any insurance company or plan administrator. Nothing herein, however, shall prevent Corporation from eliminating benefits presently provided or altering plan designs as the Board of Directors may determine in their sole and absolute discretion.

     6. Working Facilities and Support Staff. Corporation shall furnish Employee with such facilities, clerical and technical support, office equipment, and /or supplies necessary to Employee to discharge her duties and responsibilities hereunder, as the Board of Directors or the President, in their sole and absolute discretion, shall deem appropriate. The Parties acknowledge and agree, however, that Employee shall not be required to relocate from Sonoma, County, California, during the term of this Agreement.

     7. Reformation. If, for reasons beyond the parties' control, and in spite of the provisions of Paragraph 10(e) below, this Agreement should be subject to the laws of the State of California, then, to the extent necessary, this Agreement shall be reformed and modified so as to bring the same into compliance with the laws of the State of California and shall not be deemed null and void for failure to comply with the same.

     8. Master Employee Confidentiality and Noncompetition Agreement. As a condition of employment, Employee shall execute the Eagle Point Software Corporation Employee Confidentiality and Noncompetition Agreement which is attached hereto and incorporated herein by this reference as Exhibit "D-1."

     9.   Ownership of Inventions.    All ideas, inventions, and other
developments or improvements conceived or reduced to practice by Employee, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of Corporation's business operation or that relate to any of Corporation's work or projects, shall be owned by Corporation.

     10.  Miscellaneous.
          -------------

          (a) This Agreement contains the entire agreement between the parties hereto with respect to the transaction contemplated herein, and supersedes all prior agreement, arrangements, or understandings relating to the subject matter hereof. No change, addition, or amendment shall be made except by a written agreement signed by the parties hereto.

          (b) If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect and the offending provision shall, to the extent possible, be so construed and reformed as to render the same enforceable. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

          (c) The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

          (d) Any and all notices required or permitted to be given under this Agreement will be sufficient if furnished in writing, sent by registered or certified mail to the principal business address in the case of Corporation, or his last known residence address in the case of Employee.

          (e) This Agreement shall be interpreted, construed, and governed according to the laws of the State of Iowa.

          (f) The captions herein contained are for convenience only and shall in no manner be construed as a part of this Agreement.

          (g) All rights, remedies, duties, or obligations created or established by this Agreement which, by their nature or context, are intended to extend beyond execution hereof, shall survive closing.

          (h) This Agreement will be binding upon, inure the benefit of, and be enforceable by the parties hereto and their respective heirs, personal representative successors, and assigns.


     IN WITNESS WHEREOF, Corporation has caused its corporate name to be signed by its duly authorized officer and Employee has set his hand, all being done on the date here first above written.

EAGLE POINT SOFTWARE CORPORATION         EMPLOYEE


By:
     -------------------------------     ---------------------------------------
     Rod Blum, Its President             Faith Morgan


By:
     -------------------------------
     Dennis J. George, Its Secretary

                                  EXHIBIT "D"

                             EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made and entered into this 29th day of July, 1996, by and between Eagle Point Software Corporation, a Delaware corporation (hereinafter "Corporation") and Bruce Wicinas, a resident of the state of California (hereinafter "Employee").

                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, Corporation and Computer Integrated Building Corporation, a California corporation, have entered into a certain Asset Purchase Agreement (hereinafter the "Purchase Agreement"); and

     WHEREAS, said Purchase Agreement contemplates and is conditioned upon execution of the instant Agreement.

     NOW, THEREFORE, for valuable consideration and receipt and sufficiency of which is hereby acknowledge, the parties hereto AGREE as follows:

     1. Parties and Purpose. The Parties to this Agreement are Corporation and Employee who intend no third party beneficiaries hereto. The purpose of this Agreement is to define the relationship between Corporation as employer and Employee an employee of Corporation.

     2. Duties and Performance. Corporation hereby employs Employee as a Senior Systems Analyst in the Building Design and Construction Division and Employee accepts employment by Corporation as upon all the terms and conditions hereinafter set forth. In discharge of his responsibilities, Employee shall operate at the direction and be subject to the control of Corporation's Board of Directors, President, Chief Financial Officer, and such other officers or employees as may be identified, from time to time, by the Board or President as having authority over him, and shall perform such services and tasks as may be assigned to him from time to time by the Board, the President, or such other officers or employees as may be designated.

     In addition, and not in limitation of Employee's responsibilities as identified herein, Employee shall devote his full-time professional efforts to Corporation. To this end, Employee shall devote a minimum of forty (40) hours per week between the hours of 8:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday, in fulfillment of his obligations hereunder. A more specific recitation of Employee's duties and responsibilities may be provided, at the option of Corporation, in a separate writing or writings. Any such writing(s) shall be subject to change, from time to time, and without notice by Corporation. In no event, however, shall such writing(s) change the general nature of Employee's duties beyond those duties normally associated with a similar position to that accepted by Employee at Corporation. By way of example, and not by way of limitation, Employee's duties shall include those responsibilities as outlined on Appendix A of this Agreement.

     3. Term and Termination. Employee is engaged by Corporation for a term commencing July 29, 1996, and terminating July 28, 1997, unless sooner terminated as provided herein.

     3.1 Employee may terminate this Agreement at any time and for any reason upon fifteen (15) days' written notice to Corporation.

     3.2 Corporation may terminate this Agreement prior to July 28, 1997, upon the occurrence of any one of the following:

          a. Any act of theft (as that term is defined in Chapter 714, Code of Iowa 1993, as amended), embezzlement, or other documented proof of material dishonesty;

          b. Any documented proof of willful disloyalty to Corporation, including, but not limited to, the willful usurpation of business opportunities, divulging of confidential information, and/or trade secrets (as defined in Exhibit "D-1" attached hereto), or the acquisition of an equity interest in any directly competitive business enterprise;

          c. Material inattention to or neglect of duties as set forth in Paragraph 2 above, provided that such material inattention or neglect is not isolated to a single incident and is not corrected by Employee following at least one written warning from Corporation;

          d. A documented pattern of insubordinate conduct or any single act of material insubordination;

          e. A violation of any material provision of this Agreement including, but not limited to, any provision of the Eagle Point Software Corporation Employee Confidentiality and Noncompetition Agreement attached hereto as Exhibit "D-1";

          f. The disability of Employee. As used herein, "disability" shall mean any injury or illness which prevents Employee from performing each of the material duties of his position for a period of ninety (90) days or longer.

          g.  Death of Employee

     3.3  Corporation may immediately terminate this Agreement pursuant to
Section 3.2(a) and Section 3.2(b) upon oral or written notice to Employee. This Agreement shall terminate automatically in the event of the death of Employee. In the event of a termination of this Agreement by Corporation pursuant to
Section 3.2(a), Section 3.2(b) or Section 3.2(g), Corporation shall not be obligated to pay Employee any salary hereunder, other than as may be owed to Employee for prior periods, and shall not be required to continue any benefits of Employee hereunder.

     3.4  Corporation may terminate this Agreement pursuant to Section 3.2(c),
Section 3.2(d), Section 3.2(e), Section 3.2(f) by giving Employee two (2) weeks written notice of such termination. Corporation shall not be obligated to pay Employee any salary hereunder, other than as may be owed to Employee for prior periods, and shall not be required to continue any benefits of Employee hereunder.

     3.5 If Corporation terminates this Agreement for any reason other than as listed in Section 3.2, Corporation shall be obligated to continue to pay Employee his then current annual base salary, payable in accordance with Corporation's normal payroll practices, and Corporation shall be required to continue to provide Employee with his then current benefits (as defined in Paragraph 5 below), both until July 28, 1997.

     4. Compensation. In consideration of the services of Employee hereunder, Employee shall receive the following:

         (a) Salary and Bonus. For the term hereof, Employee shall receive a base salary of Sixty Thousand ($60,000) Dollars payable in equal bi-weekly installments of Two Thousand Three Hundred Seven Dollars and Sixty Nine Cents ($2,307.69). In addition, Employee shall be extended the opportunity to earn a bonus not to exceed Twelve Thousand ($12,000) Dollars during the term hereof. The bonus earned, if any, shall be based upon achieving, to Corporation's satisfaction, quarterly goals to be established by Corporation. Bonus(es) shall be paid on a quarterly basis; and

         (b) Stock Options. At the first meeting of the Board of Director's of Buyer following closing, Employee shall be granted options to purchase Four Thousand Five Hundred (4,500) shares of Corporation's common stock in accordance with the Eagle Point Software Corporation Stock Option Plan. Such options shall be exercisable three years after the date of grant. The date of exercise for a portion of the shares or all of the shares may be accelerated based on accomplishment of certain milestones as identified below:

                 (i) The exercise date with respect to One Thousand Five Hundred (1500) shares of the granted stock options shall accelerate to the first business day of the month following completion of the month when Corporation has realized revenues upon the sale of "Seller's Product" (as defined in Paragraph 2.2 of the Asset Purchase Agreement of even date herewith) equal to Seven Hundred Forty Three Thousand Four Hundred ($743,400) Dollars; and

                 (ii) The exercise date with respect to an additional One Thousand Five Hundred (1500) shares of the granted stock options shall accelerate to the first business day of the month following completion of the month when Corporation has realized revenues upon the sale of "Seller's Product" (as defined in Paragraph 2.2 of the Asset Purchase Agreement of even date herewith) equal to Nine Hundred Twenty Nine Thousand Two Hundred Fifty ($929,250) Dollars; and

               (iii) The exercise date with respect to the final One Thousand Five Hundred (1500) shares of the granted stock options shall accelerate to the first business day of the month following completion of the month when Corporation has realized revenues upon the sale of "Seller's Product" (as defined in Paragraph 2.2 of the Asset Purchase Agreement of even date herewith) equal to One Million One Hundred Fifteen Thousand One Hundred ($1,115,100) Dollars.

Exercise date(s) for the granted stock options shall not accelerate unless the realized revenues described in sub paragraphs (i), (ii), and (iii) are achieved during the term of this Agreement.

     5. Vacation and Benefits. Employee shall be entitled to paid vacation according to Corporation's existing policy for other similarly situated salaried employees, as may be amended, at Corporation's discretion, from time to time. In determining the amount of paid vacation available to Employee, Employee's years of service on behalf of Computer Integrated Building Corporation, (referred to in the recitals hereto) shall be counted as years of service on behalf of Corporation.

     In addition to the compensation provided for in Paragraph 4 above, Employee shall be entitled to participate in Corporation's standard benefit package available to other similarly situated salaried employees subject, of course, to Employee's eligibility as determined by any insurance company or plan administrator. Nothing herein, however, shall prevent Corporation from eliminating benefits presently provided or altering plan designs as the Board of Directors may determine in their sole and absolute discretion.

     6. Working Facilities and Support Staff. Corporation shall furnish Employee with such facilities, clerical and technical support, office equipment, and/or supplies necessary to Employee to discharge his duties and responsibilities hereunder, as the Board of Directors or the President, in their sole and absolute discretion, shall deem appropriate. The Parties acknowledge and agree, however, that Employee shall not be required to relocate from Berkeley, County, California, during the term of this Agreement.

     7. Reformation. If, for reasons beyond the parties' control, and in spite of the provisions of Paragraph 10(e) below, this Agreement should be subject to the laws of the State of California, then, to the extent necessary, this Agreement shall be reformed and modified so as to bring the same into compliance with the laws of the State of California and shall not be deemed null and void for failure to comply with the same.

     8. Master Employee Confidentiality and Noncompetition Agreement. A a condition of employment, Employee shall execute the Eagle Point Software Corporation Employee Confidentiality and Noncompetition Agreement which is attached hereto and incorporated herein by this reference as Exhibit "D-1."

     9. Ownership of Inventions. All ideas, inventions, and other developments or improvements conceived or reduced to practice by Employee, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of

Corporation's business operation or that relate to any of Corporation's work or projects, shall be owned by Corporation.

     10.  Miscellaneous.
          -------------

          (a) This Agreement contains the entire agreement between the parities hereto with respect to the transaction contemplated herein, and supersedes all prior agreement, arrangements, or understandings relating to the subject matter hereof. No change, addition, or amendment shall be made except by a written agreement signed by the parties hereto.

          (b) If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect and the offending provision shall, to the extent possible, be so construed and reformed as to render the same enforceable. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

          (c) The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

          (d) Any and all notices required or permitted to be given under this Agreement will be sufficient if furnished in writing, sent by registered or certified mail to the principal business address in the case of Corporation, or his last known residence address in the case of Employee.

          (e) This Agreement shall be interpreted, construed, and governed according to the laws of the State of Iowa.

          (f) The captions herein contained are for convenience only and shall in no manner be construed as a part of this Agreement.

          (g) All rights, remedies, duties, or obligations created or established by this Agreement which, by their nature or context, are intended to extend beyond execution hereof, shall survive closing.

          (h) This Agreement will be binding upon, inure the benefit of, and be enforceable by the parties hereto and their respective heirs, personal representative successors, and assigns.

     IN WITNESS WHEREOF, Corporation has caused its corporate name to be signed by its duly authorized officer and Employee has set his hand, all being done on the date here first above written.


EAGLE POINT SOFTWARE CORPORATION         EMPLOYEE


By:
    --------------------------------    -------------------------
     Rod Blum, Its President             Bruce Wicinas


By:
    --------------------------------
     Dennis J. George, Its Secretary

              Appendix "A" to Bruce Wicinas Employment Agreement

================================================================================

JOB TITLE:  SENIOR SYSTEMS ANALYST

Basic Responsibilities:

     .  MAINTAIN AND ENHANCE EXISTING APPLICATION AND SYSTEMS SOFTWARE.
        The Senior Systems Analyst should be capable of handling software maintenance and new development tasks with no supervision. The Senior Systems Analyst is not attached to any single Group, but has the ability to maintain or enhance any product within the entire division. In addition to application software, a Senior Systems Analyst may maintain and enhance in-house applications, such as software production.

     . REVIEW, REVISE AND CREATE DESIGN DOCUMENTS WITH PROGRAMMING GROUP LEADER, PRODUCT ENGINEER.
        A Senior Systems Analyst is skilled in the understanding and execution of Eagle Point Design Documents, and working with the Programming Group Leader and Product Engineers, provides assistance and technical leadership in their creation. A Senior Systems Analyst may sit in on Product Direction Meetings to offer technical insights.

     .  CODE NEW APPLICATION AND SYSTEMS SOFTWARE.
        A Senior Systems Analyst takes responsibility for complex development tasks, such as a suite of related commands or even entire product lines. A Senior Systems Analyst creates new functionality without code duplication and seeks methods to further consolidate existing code. A Senior Systems Analyst actively searches for new ways to optimize development and improve products from a technical standpoint, and devotes research toward that end.

     . EVALUATE, RECOMMEND AND CREATE DEVELOPMENT TOOLS, PLATFORMS, AND ANCILLARY SYSTEMS
        A Senior Systems Analyst performs technical testing and evaluation of development tools such as compilers, editors, and CASE tools, operating platforms such as CADD systems and operating systems, and ancillary systems such as production. The Senior Systems Analyst is skilled in developing in-house development support tools tailored to Eagle Point's needs.

     .  PREPARE TIME ESTIMATES FOR ALL TASKS.
        At the Senior Systems Analyst level, task management skills are mature. Time estimates should be reliable, and the Senior Systems Analyst should be able to give reasonably accurate (plus/minus 25%) estimates for larger-scale projects given only verbal descriptions (for feasibility studies).

     .  PROVIDE TRAINING AND GUIDANCE TO ENTIRE DEVELOPMENT STAFF.
        The Senior Systems Analyst provides technical assistance to development personnel, in both application and pure programming matters. This may take place on a one-to-one level, or the Senior Systems Analyst may conduct in-house training for groups of Development staff.

     .  SPECIAL TASKS AS ASSIGNED BY PROGRAMMING MANAGER.

         EAGLE POINT PROGRAMMING CAREER PATHS - Senior Systems Analyst

                                 EXHIBIT "D-1"

                       EAGLE POINT SOFTWARE CORPORATION

                           EMPLOYEE CONFIDENTIALITY
                                      AND
                           NONCOMPETITION AGREEMENT

     In consideration of my employment by, and compensation from, Eagle Point Software Corporation, or any division, subsidiary, or affiliated corporation or business enterprise (hereinafter collectively referred to as "EPSC"), I agree as follows:


                          COVENANT OF CONFIDENTIALITY

     1. I agree to devote my full time and ability to EPSC's interests during my regular hours of employment and for whatever additional time may be properly required of me. I agree not to engage in employment or other business commitments outside of my regular hours of employment if such employment or commitments would tend to impair my ability to meet my regular job responsibilities of EPSC.

     2. Because of my work as an employee of EPSC will expose me to trade secrets (as defined and understood in Chapter 550, Code of Iowa 1993, as amended) and confidential information of EPSC or information of others that EPSC has agreed to maintain in confidence, (such trade secrets and other information hereinafter referred to as "Confidential Information"), I agree: (i) to use any Confidential Information disclosed to me solely in the performance of my work at EPSC and not to disclose it to any person not authorized to receive it, to refrain from using Confidential Information for the advancement of my personal interests, including the promotion of the interests of any future employers I may have; and (ii) to comply with the policies and procedures of EPSC regarding the safe keeping of Confidential Information as may be developed or amended from time to time.

     3. In the event my employment with EPSC is terminated for any reason, voluntarily or involuntarily, at any time, if so requested by EPSC, I will promptly return and deliver to EPSC all Confidential Information that was given to me or was in my possession or held by me or through me, in whatever form whatsoever, including, without limitation, all written information general and technical documentation, customer lists, business plans, marketing plans, pricing data, financial data, or any copies thereof, in any media in which any of the Confidential Information is embodied including, but not limited to, computer programs or disks, in either source code or machine readable form. I agree that during or after my employment with EPSC, I will not make copies of any Confidential Information or retain any such items or copies thereof in my possession or keep such items under my control and that I will not pass on any Confidential Information or copies thereof to any persons inside or outside of Eagle Point Software Corporation other than in the course of performing services for EPSC in accordance with its corporate policies and that I will not try to sell or make any profit or economic benefit for myself or my future employer from the use or sale of any Confidential Information.

                            COVENANT NOT TO COMPETE

     4. I hereby acknowledge and agree that I possess trade secrets and personal influence with customers gained during my employment with CIB which could be deeply and permanently injurious to EPSC were such information to be put to use by me or a competitive business enterprise. As a consequence, I agree that I will not, for a period of eighteen (18) months immediately following termination of my employment for any reason, voluntarily or involuntarily, whether or not for compensation, be affiliated or associated with a company or a division of a company or business entity which is engaged in a business competitive with EPSC, and does business anywhere in the United States, either as an owner, partner, joint venture, shareholder (other than ownership of less than one percent of the securities of a publicly held corporation) employee, agent, officer, director, consultant, or otherwise; provided, however, that I may be affiliated or associated with a division of a company that is not engaged in a business competitive with Buyer notwithstanding that any entity with which such division is affiliated or associated, or any entity controlling or under common control with such division (including, without limitation, the company of which such division is a part), is engaged in a business competitive with Buyer. Moreover, I shall not solicit or do business with current customers of CIB or future customers of EPSC for a period of eighteen (18) months immediately following termination of my employment for any reason, voluntarily or involuntarily, except as permitted below. I further hereby acknowledge and agree that for purposes of this Agreement, that a business enterprise shall be considered competitive if it is engaged in the business of developing or distributing home building design/construction software, whether such competition occurs at time of execution hereof or at any time this covenant is invoked by EPSC. Notwithstanding the foregoing, I understand that I shall be allowed to sell, create, market or perform modeling services to businesses whose address is within a 250 mile radius of Occidental, California or Yellow Springs, Ohio.


                             ADDITIONAL COVENANTS

     5. I further agree that in the event my employment with EPSC is terminated for any reason, voluntarily or involuntarily, I will not, for a period of eighteen (18) months following such termination, make any statement or perform any act intended to advance an interest of any existing or prospective competitor of EPSC in its relationships and dealings with existing or potential clients, or solicit or encourage any other employee of EPSC to do any act that is disloyal to EPSC or inconsistent with EPSC's interests or in violation of any provision of this Agreement.

     6. I further agree that in the event my employment with EPSC is terminated for any reason, voluntarily or involuntarily, I will not for a period of eighteen (18) months following such termination, directly or indirectly, hire, employ, solicit for employment, or advise or recommend to any other person that the employer solicit for employment any employee of EPSC.

                            OWNERSHIP OF INVENTIONS

     7. I understand and agree that all ideas, inventions, and other developments or improvements conceived by me or reduced to practice by me, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of EPSC's business operations or that relate to any of EPSC's work or projects, shall be owned by EPSC.


                                  REFORMATION

     8. If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect and the offending provision or provisions shall, to the extent possible, be so modified and reformed as to render the same enforceable. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances. If for reasons beyond the parties' control, and in spite of Paragraph 11 below, this Agreement should be subject to the laws of the State of California, then, to the extent necessary, this Agreement shall be reformed and modified so as to bring the same in to compliance with the laws of the State of California and shall not be deemed null and void for failure to comply with the same.


                          NOT CONTRACT OF EMPLOYMENT

     9. I understand that this Agreement does not constitute a contract of employment nor establish any right in me to continued employment by EPSC. I understand that this Agreement in no way limits EPSC's right to terminate my employment at any time at EPSC's sole discretion subject only to any written Agreement of Employment as may exist between me and EPSC. I also understand and agree that this Agreement shall survive the termination of my employment for any reason, whether voluntary or involuntary.


                                APPLICABLE LAW

     10. I understand and agree that this Agreement shall be governed, constructed, and interpreted consistent with the laws of the State of Iowa.


                                  ENFORCEMENT

     11. I understand and agree that in the event of a suit to enforce the provisions of this Agreement, EPSC shall be entitled, in addition to any other remedies available at law or in equity, to recover from me all costs and expenses associated with enforcing its rights hereunder including reasonable attorney's fees.


                          ACKNOWLEDGEMENT OF RECEIPT

     12. I acknowledge receipt of a copy of this document, and agree that with respect to the subject matter hereof, it represents my entire understanding with EPSC, superseding any previous oral or written communications, representations, understandings, or agreements with EPSC or any officer or representative thereof.

EAGLE POINT SOFTWARE CORPORATION              EMPLOYEE



By:  ________________________________         __________________________________
     Rod Blum, Its President                  Eugene R. Murphy



By:  ________________________________
     Dennis J. George, Its Secretary

                                 EXHIBIT "D-1"

                       EAGLE POINT SOFTWARE CORPORATION

                           EMPLOYEE CONFIDENTIALITY
                                      AND
                           NONCOMPETITION AGREEMENT

     In consideration of my employment by, and compensation from, Eagle Point Software Corporation, or any division, subsidiary, or affiliated corporation or business enterprise (hereinafter collectively referred to as "EPSC"), I agree as follows:


                          COVENANT OF CONFIDENTIALITY

     1. I agree to devote my full time and ability to EPSC's interests during my regular hours of employment and for whatever additional time may be properly required of me. I agree not to engage in employment or other business commitments outside of my regular hours of employment if such employment or commitments would tend to impair my ability to meet my regular job responsibilities of EPSC.

     2. Because of my work as an employee of EPSC will expose me to trade secrets (as defined and understood in Chapter 550, Code of Iowa 1993, as amended) and confidential information of EPSC or information of others that EPSC has agreed to maintain in confidence, (such trade secrets and other information hereinafter referred to as "Confidential Information"), I agree: (i) to use any Confidential Information disclosed to me solely in the performance of my work at EPSC and not to disclose it to any person not authorized to receive it, to refrain from using Confidential Information for the advancement of my personal interests, including the promotion of the interests of any future employers I may have; and (ii) to comply with the policies and procedures of EPSC regarding the safe keeping of Confidential Information as may be developed or amended from time to time.

     3. In the event my employment with EPSC is terminated for any reason, voluntarily or involuntarily, at any time, if so requested by EPSC, I will promptly return and deliver to EPSC all Confidential Information that was given to me or was in my possession or held by me or through me, in whatever form whatsoever, including, without limitation, all written information general and technical documentation, customer lists, business plans, marketing plans, pricing data, financial data, or any copies thereof, in any media in which any of the Confidential Information is embodied including, but not limited to, computer programs or disks, in either source code or machine readable form. I agree that during or after my employment with EPSC, I will not make copies of any Confidential Information or retain any such items or copies thereof in my possession or keep such items under my control and that I will not pass on any Confidential Information or copies thereof to any persons inside or outside of Eagle Point Software Corporation other than in the course of performing services for EPSC in accordance with its corporate policies and that I will not try to sell or make any profit or economic benefit for myself or my future employer from the use or sale of any Confidential Information.

                            COVENANT NOT TO COMPETE

     4. I hereby acknowledge and agree that I possess trade secrets and personal influence with customers gained during my employment with CIB which could be deeply and permanently injurious to EPSC were such information to be put to use by me or a competitive business enterprise. As a consequence, I agree that I will not, for a period of eighteen (18) months immediately following termination of my employment for any reason, voluntarily or involuntarily, whether or not for compensation, be affiliated or associated with a company, or a division of a company or business entity which is engaged in a business competitive with EPSC, and does business anywhere in the United States, either as an owner, partner, joint venture, shareholder (other than ownership of less than one percent of the securities of a publicly held corporation) employee, agent, officer, director, consultant, or otherwise; provided, however, that I may be affiliated or associated with a division of a company that is not engaged in a business competitive with Buyer notwithstanding that any entity with which such division is affiliated or associated, or any entity controlling or under common control with such division (including, without limitation, the company of which such division is a part), is engaged in a business competitive with Buyer. Moreover, I shall not solicit or do business with current customers of CIB or future customers of EPSC for a period of eighteen (18) months immediately following termination of my employment for any reason, voluntarily or involuntarily, except as permitted below. I further hereby acknowledge and agree that for purposes of this Agreement, that a business enterprise shall be considered competitive if it is engaged in the business of developing or distributing home building design/construction software, whether such competition occurs at time of execution hereof or at any time this covenant is invoked by EPSC. Notwithstanding the foregoing, I understand that I shall be allowed to sell, create, market or perform modeling services to businesses whose address is within a 250 mile radius of Occidental, California or Yellow Springs, Ohio.


                             ADDITIONAL COVENANTS

     5. I further agree that in the event my employment with EPSC is terminated for any reason, voluntarily or involuntarily, I will not, for a period of eighteen (18) months following such termination, make any statement or perform any act intended to advance an interest of any existing or prospective competitor of EPSC in its relationships and dealings with existing or potential clients, or solicit or encourage any other employee of EPSC to do any act that is disloyal to EPSC or inconsistent with EPSC's interests or in violation of any provision of this Agreement.

     6. I further agree that in the event my employment with EPSC is terminated for any reason, voluntarily or involuntarily, I will not for a period of eighteen (18) months following such termination, directly or indirectly, hire, employ, solicit for employment, or advise or recommend to any other person that the employer solicit for employment any employee of EPSC.


                            OWNERSHIP OF INVENTIONS

     7. I understand and agree that all ideas, inventions, and other developments or improvements conceived by me or reduced to practice by me, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of EPSC's business operations or that relate to any of EPSC's work or projects, shall be owned by EPSC.


                                  REFORMATION

     8. If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect and the offending provision or provisions shall, to the extent possible, be so modified and reformed as to render the same enforceable. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances. If for reasons beyond the parties' control, and in spite of Paragraph 11 below, this Agreement should be subject to the laws of the State of California, then, to the extent necessary, this Agreement shall be reformed and modified so as to bring the same in to compliance with the laws of the State of California and shall not be deemed null and void for failure to comply with the same.


                          NOT CONTRACT OF EMPLOYMENT

     9. I understand that this Agreement does not constitute a contract of employment nor establish any right in me to continued employment by EPSC. I understand that this Agreement in no way limits EPSC's right to terminate my employment at any time at EPSC's sole discretion subject only to any written Agreement of Employment as may exist between me and EPSC. I also understand and agree that this Agreement shall survive the termination of my employment for any reason, whether voluntary or involuntary.


                                APPLICABLE LAW

     10. I understand and agree that this Agreement shall be governed, constructed, and interpreted consistent with the laws of the State of Iowa.


                                  ENFORCEMENT

     11. I understand and agree that in the event of a suit to enforce the provisions of this Agreement, EPSC shall be entitled, in addition to any other remedies available at law or in equity, to recover from me all costs and expenses associated with enforcing its rights hereunder including reasonable attorney's fees.


                          ACKNOWLEDGEMENT OF RECEIPT

     12. I acknowledge receipt of a copy of this document, and agree that with respect to the subject matter hereof, it represents my entire understanding with EPSC, superseding any previous oral or written communications, representations, understandings, or agreements with EPSC or any officer or representative thereof.

EAGLE POINT SOFTWARE CORPORATION              EMPLOYEE



By:  ________________________________         __________________________________
     Rod Blum, Its President                  Faith Morgan



By:  ________________________________
     Dennis J. George, Its Secretary

                                 EXHIBIT "D-1"

                       EAGLE POINT SOFTWARE CORPORATION

                           EMPLOYEE CONFIDENTIALITY
                                      AND
                           NONCOMPETITION AGREEMENT

     In consideration of my employment by, and compensation from, Eagle Point Software Corporation, or any division, subsidiary, or affiliated corporation or business enterprise (hereinafter collectively referred to as "EPSC"), I agree as follows:


                          COVENANT OF CONFIDENTIALITY

     1. I agree to devote my full time and ability to EPSC's interests during my regular hours of employment and for whatever additional time may be properly required of me. I agree not to engage in employment or other business commitments outside of my regular hours of employment if such employment or commitments would tend to impair my ability to meet my regular job responsibilities of EPSC.

     2. Because of my work as an employee of EPSC will expose me to trade secrets (as defined and understood in Chapter 550, Code of Iowa 1993, as amended) and confidential information of EPSC or information of others that EPSC has agreed to maintain in confidence, (such trade secrets and other information hereinafter referred to as "Confidential Information"), I agree: (i) to use any Confidential Information disclosed to me solely in the performance of my work at EPSC and not to disclose it to any person not authorized to receive it, to refrain from using Confidential Information for the advancement of my personal interests, including the promotion of the interests of any future employers I may have; and (ii) to comply with the policies and procedures of EPSC regarding the safe keeping of Confidential Information as may be developed or amended from time to time.

     3. In the event my employment with EPSC is terminated for any reason, voluntarily or involuntarily, at any time, if so requested by EPSC, I will promptly return and deliver to EPSC all Confidential Information that was given to me or was in my possession or held by me or through me, in whatever form whatsoever, including, without limitation, all written information general and technical documentation, customer lists, business plans, marketing plans, pricing data, financial data, or any copies thereof, in any media in which any of the Confidential Information is embodied including, but not limited to, computer programs or disks, in either source code or machine readable form. I agree that during or after my employment with EPSC, I will not make copies of any Confidential Information or retain any such items or copies thereof in my possession or keep such items under my control and that I will not pass on any Confidential Information or copies thereof to any persons inside or outside of Eagle Point Software Corporation other than in the course of performing services for EPSC in accordance with its corporate policies and that I will not try to sell or make any profit or economic benefit for myself or my future employer from the use or sale of any Confidential Information.

                            COVENANT NOT TO COMPETE

     4. I hereby acknowledge and agree that I possess trade secrets and personal influence with customers gained during my employment with CIB which could be deeply and permanently injurious to EPSC were such information to be put to use by me or a competitive business enterprise. As a consequence, I agree that I will not, for a period of eighteen (18) months immediately following termination of my employment for any reason, voluntarily or involuntarily, whether or not for compensation, be affiliated or associated with a company, or a division of a company or business entity which is engaged in a business competitive with EPSC, and does business anywhere in the United States, either as an owner, partner, joint venture, shareholder (other than ownership of less than one percent of the securities of a publicly held corporation) employee, agent, officer, director, consultant, or otherwise; provided, however, that I may be affiliated or associated with a division of a company that is not engaged in a business competitive with Buyer notwithstanding that any entity with which such division is affiliated or associated, or any entity controlling or under common control with such division (including, without limitation, the company of which such division is a part), is engaged in a business competitive with Buyer. Moreover, I shall not solicit or do business with current customers of CIB or future customers of EPSC for a period of eighteen (18) months immediately following termination of my employment for any reason, voluntarily or involuntarily, except as permitted below. I further hereby acknowledge and agree that for purposes of this Agreement, that a business enterprise shall be considered competitive if it is engaged in the business of developing or distributing home building design/construction software, whether such competition occurs at time of execution hereof or at any time this covenant is invoked by EPSC. Notwithstanding the foregoing, I understand that I shall be allowed to sell, create, market or perform modeling services to businesses whose address is within a 250 mile radius of Occidental, California or Yellow Springs, Ohio.


                             ADDITIONAL COVENANTS

     5. I further agree that in the event my employment with EPSC is terminated for any reason, voluntarily or involuntarily, I will not, for a period of eighteen (18) months following such termination, make any statement or perform any act intended to advance an interest of any existing or prospective competitor of EPSC in its relationships and dealings with existing or potential clients, or solicit or encourage any other employee of EPSC to do any act that is disloyal to EPSC or inconsistent with EPSC's interests or in violation of any provision of this Agreement.

     6. I further agree that in the event my employment with EPSC is terminated for any reason, voluntarily or involuntarily, I will not for a period of eighteen (18) months following such termination, directly or indirectly, hire, employ, solicit for employment, or advise or recommend to any other person that the employer solicit for employment any employee of EPSC.


                            OWNERSHIP OF INVENTIONS

     7. I understand and agree that all ideas, inventions, and other developments or improvements conceived by me or reduced to practice by me, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of EPSC's business operations or that relate to any of EPSC's work or projects, shall be owned by EPSC.


                                  REFORMATION

     8. If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect and the offending provision or provisions shall, to the extent possible, be so modified and reformed as to render the same enforceable. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances. If for reasons beyond the parties' control, and in spite of Paragraph 11 below, this Agreement should be subject to the laws of the State of California, then, to the extent necessary, this Agreement shall be reformed and modified so as to bring the same in to compliance with the laws of the State of California and shall not be deemed null and void for failure to comply with the same.


                          NOT CONTRACT OF EMPLOYMENT

     9. I understand that this Agreement does not constitute a contract of employment nor establish any right in me to continued employment by EPSC. I understand that this Agreement in no way limits EPSC's right to terminate my employment at any time at EPSC's sole discretion subject only to any written Agreement of Employment as may exist between me and EPSC. I also understand and agree that this Agreement shall survive the termination of my employment for any reason, whether voluntary or involuntary.


                                APPLICABLE LAW

     10. I understand and agree that this Agreement shall be governed, constructed, and interpreted consistent with the laws of the State of Iowa.


                                  ENFORCEMENT

     11. I understand and agree that in the event of a suit to enforce the provisions of this Agreement, EPSC shall be entitled, in addition to any other remedies available at law or in equity, to recover from me all costs and expenses associated with enforcing its rights hereunder including reasonable attorney's fees.


                          ACKNOWLEDGEMENT OF RECEIPT

     12. I acknowledge receipt of a copy of this document, and agree that with respect to the subject matter hereof, it represents my entire understanding with EPSC, superseding any previous oral or written communications, representations, understandings, or agreements with EPSC or any officer or representative thereof.

EAGLE POINT SOFTWARE CORPORATION              EMPLOYEE



By:  ________________________________         __________________________________
     Rod Blum, Its President                  Bruce Wicinas



By:  ________________________________
     Dennis J. George, Its Secretary

                                  EXHIBIT "E"


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR IN CONNECTION WITH THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY, STATING THAT SUCH SALE, TRANSFER, OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                       EAGLE POINT SOFTWARE CORPORATION

                                PROMISSORY NOTE


$________________                                     Dubuque, Iowa

     1. Principal and Interest. Eagle Point Software Corporation, a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of [Computer Integrated Building Corporation] (the "Holder") in lawful money of the United States, the principal amount of ___________ dollars ($__________), together with interest at an annual rate of ___________ percent (____%). The principal amount owed hereunder, together with interest, shall be paid to the Holder by the Company in four equal installments, with the first installment of $__________ to be paid on October ____, 1997, the second installment of $__________ to be paid on January ____, 1998, the third installment of $__________ to be paid on April __, 1998 and the fourth installment of $__________ to be paid on July __, 1998. Upon payment in full of all principal and interest payable hereunder, this Promissory Note (the "Note") shall be surrendered to the Company for cancellation.

     2. Prepayment. The Company may prepay this Note in whole or in part and without penalty at any time. All payments hereon, including any prepayment, shall be applied first to accrued interest and second to the reduction of the principal.

     3. Events of Default. The following events shall constitute events of default (the "Events of Default"):

          a.   Default in the payment of any amount due hereunder;

          b. Appointment of a receiver, conservator, custodian, trustee, or similar individual, officer or committee of, or for any property of, the Company, which appointment is not dismissed within thirty
               (30) days thereafter; or

          c. Commencement of any proceeding, suit or action under any provisions of the Bankruptcy Act, as amended, or any similar statute, for adjudication as a bankrupt, reorganization, composition, extension, arrangement, wage earner's plan, receivership, liquidation or dissolution by or against the Company which is not stayed within thirty (30) days thereafter.

     4. Manner of Making Payments. Payments hereunder shall be made in lawful money of the United States of America.

     5. Costs of Enforcement. Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees of the Holder incurred in connection therewith shall be paid by the Company.

     6. Governing Law. This Note and the rights and obligations of the Company and the Holder hereunder shall be governed by and construed in accordance with the laws of the State of Iowa.

     7. Amendment. This Note may not be amended except in writing duly signed on behalf of the Company and by the Holder.

     8. Notices. Any notice, other communication, or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery, if personally delivered, or five days after deposit, if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:


          If to Holder:                ________________________________

                                       ________________________________

                                       ________________________________

          If to the Company:           Eagle Point Software Corporation
                                       4131 Westmark Drive
                                       Dubuque, Iowa 52002-2627
                                       Attention:  President

Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressee notice of such new address in conformity with this paragraph.

     9. Acceleration. This Note shall become immediately due and payable (i) upon the occurrence of an event of default pursuant to Section 3 hereof, (ii) if the Company commences any proceeding in bankruptcy laws, or (iii) if such proceedings are commenced against the Company, or a receiver or trustee is appointed for the Company or a substantial part of its property, and such proceeding or appointment is not dismissed or discharged within sixty (60) days after its commencement.

     10. Miscellaneous. The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right.


Dated: _________________               EAGLE POINT SOFTWARE CORPORATION



                                       By:_____________________________

                                       Title:__________________________

                                  EXHIBIT "F"

                             OBLIGATION EXCEPTIONS

With respect to the 10 items listed below, Buyer will assume all payment obligations associated therewith which are attributable to periods following the closing. For example, debt relating to ads, cards decks, etc, that have been incurred prior to the closing are the responsibility of the Seller. For example, lease payments will be taken over by Buyer prorated to date of closing.


     1.  NAHB Reservation                                     7,920
     2.  Builders ad for July                                 2,242
     3.  Builders ad for August                               1,121
     4.  Professional Builder ad/article July                 2,762
     5.  Professional Builder ad August                         680
     6.  Craftsman Card deck - August 18                      1,489
     7.  Professional Bldr. Card Deck                         2,400
     8.  Buyer to assume copier lease
     9.  Buyer to assume office lease
     10. Buyer will assume phone and utility obligations


     Buyer will assume upgrade commitments of no more than 15 software customers.
     Buyer will assume support agreements for no more than 40 users.
     Buyer will assume 60 day support for all new customers.
     Buyer will reimburse Seller for any expenses approved by Buyer incurred after closing.

                                  EXHIBIT "G"


                          ACKNOWLEDGMENT AND RELEASE


In consideration of the $62,627 receipt of which is hereby acknowledged by Schroff Development Corporation, the undersigned, on behalf of Schroff Development Corporation (and/or any predecessor of successor entity(ies) or individuals) do hereby release, forgive and discharge Computer Integrated Building Corporation from any and all liabilities, including, without limitation, any liabilities or obligations respecting past or future royalties, arising under the following series of agreements - Mutual Non-Disclosure Agreement dated October 17, 1989, Joint Software Development and Joint Marketing Agreement dated November 17, 1989, and Agreement dated March 5, 1990. Schroff Development Corporation does further assign and transfer to Computer Integrated Building Corporation all right, title and interest to all contributions, developments, inventions, upgrades or other improvements to the proprietary software product currently known as SolidBuilder.


Signed by and on behalf of Schroff Development Corporation (and/or any predecessor of successor entity(ies) or individuals).



Date:  July __, 1996                   _______________________________
                                       Roger Schroff



Date:  July __, 1996                   _______________________________
                                       Stephen Schroff

                                  EXHIBIT "H"

                             ASSUMPTION AGREEMENT

     This Assumption Agreement (the "Agreement") is made as of the 29th day of July, 1996 by and between Eagle Point Software Corporation, a Delaware corporation ("Buyer") and Computer Integrated Building Corporation, a California corporation ("Seller"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in that certain Asset Purchase Agreement by and between Buyer and Seller dated as of July 17, 1996 (the "Asset Purchase Agreement").

     WHEREAS, pursuant to the Asset Purchase Agreement, Seller has agreed to sell to Buyer the Assets;

     WHEREAS, pursuant to the Asset Purchase Agreement, Buyer has agreed to assume the liabilities, listed on Exhibit "F" thereto (the "Assumed Liabilities") and this Agreement is intended to evidence the assumption of the Assumed Liabilities by Buyer.

     ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

     1. Assumption of Assumed Liabilities. Seller hereby transfers, delegates and assigns all of its liabilities, obligations and duties in respect of the Assumed Liabilities to Buyer. Buyer hereby accepts from Seller the transfer, delegation and assignment of the Assumed Liabilities and assumes and agrees to pay, perform and discharge, and shall forever indemnify and hold harmless Seller from and against all of the Assumed Liabilities. Notwithstanding anything in this Agreement to the contrary, Seller does not assign, and Buyer does not assume, any of liabilities that are not Assumed Liabilities.

     2. Primacy of Asset Purchase Agreement. It is acknowledged and agreed that this Agreement is intended only to document the assumption and transfer of the Assumed Liabilities to Buyer, and that the Asset Purchase Agreement is the exclusive source of the agreement and understanding between Seller and Buyer respecting the Assets and the Assumed Liabilities.

     This Agreement shall be binding upon the successors and assigns of Buyer and shall inure to the benefit of the successors and assigns of Seller.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EAGLE POINT SOFTWARE CORPORATION       COMPUTER INTEGRATED BUILDING CORPORATION


By:_______________________________     By:_______________________________
   Rod Blum, Its President                Eugene R. Murphy, Its President


By:_______________________________     By:_______________________________
   Dennis J. George, Its Secretary        Faith Morgan, Its Secretary

                         SELLERS SCHEDULE OF EXCEPTIONS


  1. Office rent is not paid up to date. On closing Seller will bring rent prorated to date of closing.
  2. Seller is in default for certain trade debt as noted in Seller's books which have been supplied to Buyer.
  3. Seller has verbal obligation to negotiate payment with Shelly Simpson should company elect to use additional advanced symbols he has developed.
  4. Seller has not filed latest tax returns and will do so after closing. Seller has been advised by accountant that no taxes are currently owing.
  5. Seller is in litigation with Tricom Pictures.
  6. Certain expense reimbursements to Pat Murphy and Faith Morgan have not been listed in CIB liabilities.
  7. The office lessor must consent to the assignment of office lease to buyer, Lessor has made verbal commitment to do so.
  8. Seller's staff have vacation time accrued. Buyer agrees to give employees time off for the vacation time accrued as employees of Seller.
  9. Seller may have undisclosed liabilities to SolidBuilder Marketing Group.

                         BUYERS SCHEDULE OF EXCEPTIONS


None.

                                  BILL OF SALE

     Reference hereby is made to that certain Asset Purchase Agreement by and between Computer Integrated Building Corporation ("Seller") and Eagle Point Software Corporation ("Buyer") dated as of July 17, 1996 (the "Agreement"). Capitalized terms used in this Bill of Sale and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

     In accordance with Section 1 of the Agreement, Seller, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby transfer, convey, sell, assign and deliver to Buyer, all of the Assets.

     Seller does not sell to Buyer and Buyer does not purchase from Seller any interest in any of Seller's assets other than the Assets.

     This Bill of Sale shall be binding upon the successors and assigns of Seller and shall inure to the benefit of the successors and assigns of Buyer as permitted under the Agreement.

     It is acknowledged and agreed that this Bill of Sale is intended only to document the sale and assignment of the Assets to Buyer, and that the Agreement is the exclusive source of the agreement and understanding between Seller and Buyer respecting the Assets. Nothing in this Bill of Sale shall limit, expand or otherwise affect any of the representations, warranties, agreements or covenants contained in the Agreement. If any provision of this Bill of Sale is construed to conflict with any provision of the Agreement, the provision of the Agreement shall control.

     IN WITNESS WHEREOF, Seller has cause this Bill of Sale to be duly executed as of the 29/th/ day of July, 1996.

                         COMPUTER INTEGRATED BUILDING CORPORATION


                         By:
                            --------------------------------------
                            Eugene R. Murphy, Its President


                         By:
                            --------------------------------------
                             Faith Morgan, Its Secretary

Acknowledged this 29th day of July, 1996:

EAGLE POINT SOFTWARE CORPORATION


By:
   -------------------------------
   Rod Blum, Its President


By:
   -------------------------------
   Dennis J. George, Its Secretary

                            COVENANT NOT TO COMPETE

     This Agreement ("Agreement") is made and entered into this 17th day of July, 1996, by and between Eugene R. Murphy, Faith Morgan, Bruce Wicinas, all residents of California, (hereinafter sometimes, collectively "Covenantors") and Eagle Point Software Corporation, a Delaware corporation with principal place of business in Dubuque, Iowa ("EPSC").

                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, Covenantors are shareholders of Computer Integrated Building, Inc. ("CIB"), which have entered into an agreement with EPSC for the sale of its assets (hereinafter "Asset Purchase Agreement"); and

     WHEREAS, the Asset Purchase Agreement between CIB and EPSC is conditioned upon and contemplates the execution of the instant Agreement by certain of its principal shareholders for the consideration recited in the Asset Purchase Agreement.

     NOW, THEREFORE, in consideration of the Asset Purchase Agreement, the parties hereto AGREE as follows:

     1. Covenant Not to Compete: The Covenantors hereby acknowledge and agree that they possess trade secrets and personal influence with customers gained during their employment with CIB which could be deeply and permanently injurious to EPSC were such information to be put to use by them or a competitive business enterprise. As a consequence, Covenantors agree that they will not, for a period of three (3) years immediately following execution of the Asset Purchase Agreement, for any reasons, voluntarily or involuntarily, whether or not for compensation, be affiliated or associated with a company, or division of a company or business entity which is engaged in a business competitive with EPSC, and does business anywhere in the United States, either as an owner, partner, joint venture, shareholder (other than ownership of less than one percent of the securities of a publicly held corporation) employee, agent, officer, director, consultant, or otherwise; provided, however, that Covenantors may be affiliated or associated with a division of a company that is not engaged in a business competitive with Buyer notwithstanding that any entity with which such division is affiliated or associated, or any entity controlling or under common control with such division (including, without limitation, the company of which such division is a part), is engaged in a business competitive with Buyer. Moreover, Covenantors shall not solicit or do business with current customers of CIB or future customers of EPSC for a period of three years immediately following execution hereof, for any reason, voluntarily or involuntarily, except as permitted below. Covenantors further hereby acknowledge and agree that for purposes of this Agreement, that a business enterprise shall be considered competitive if it is engaged in the business of developing or distributing home building design/construction software, whether such competition occurs at time of execution hereof or at any time this covenant is invoked by EPSC. Covenantors shall be allowed to sell, create, market or perform modeling services to businesses whose address is within a 250 mile radius of Occidental, California or Yellow Springs, Ohio.

     2. Reformation: If any provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect and the offending provision or provisions shall, to the extent possible, be so modified and reformed as to render the same enforceable. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

     3. Assignment: This Agreement shall not be assignable by Covenantors and any purported assignment hereof shall not be valid and binding.

     4. Governing Law: This Agreement shall be construed and interpreted according to the laws of the State of Iowa.

     5. Enforcement: In the event of a suit to enforce the provisions of this Agreement, EPSC shall be entitled, in addition to any other remedies available at law or in equity, to recover from Covenantor(s) all costs and expenses associated with enforcing its rights hereunder including reasonable attorney's fees.

     IT WITNESS WHEREOF, the parties have caused this Agreement to be executed effective the day and year first above written.

EAGLE POINT SOFTWARE CORPORATION           COVENANTORS


By: /s/ ROD BLUM                           /s/ EUGENE R. MURPHY
    ----------------------------------     ----------------------------------
        Rob Blum, Its President                Eugene R. Murphy


By: /s/ DENNIS J. GEORGE                   /s/ FAITH MORGAN
     ----------------------------------    ----------------------------------
        Dennis J. George, Its Secretary        Faith Morgan


                                           /s/ BRUCE WICINAS
                                           ----------------------------------
                                               Bruce Wicinas


                                       2